File Nos. 33-69904
                                                                811-8066


            As filed with the Securities and Exchange Commission on May 28, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      Pre-Effective Amendment No.                                           X
                                                                           ---
      Post-Effective Amendment No.  7                                       X
                                                                           ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X
                                                                           ---
      Amendment No.   8                                                     X
                    -----                                                  ---


                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.
     (formerly INVESCO Flexible Funds, Inc., formerly INVESCO Multiple Asset
                                  Funds, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)

                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)

       Registrant's Telephone Number, including Area Code: (303) 930-6300


                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                               -------------------
                                   Copies to:
                           Clifford J. Alexander, Esq.
                            Robert H. Sirmans, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000
                               -------------------


Approximate Date of Proposed Public Offering: As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):
[ ]   immediately upon filing pursuant to paragraph (b)
[X]   on May 28, 1999 pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on          , pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on _________________, pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C      Other Information

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
May 28, 1999

                         INVESCO INDUSTRIAL INCOME FUND


      INVESCO INDUSTRIAL INCOME FUND, (the "Fund") is actively managed to seek the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities.

      The Fund is a series of INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.)(the "Company"), a diversified, managed no-load mutual fund. Separate prospectuses are available upon request from INVESCO Distributors, Inc. for the Company's other Funds, INVESCO Balanced Fund and INVESCO Total Return Fund. Investors may purchase shares of any or all of the Funds. Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated May 28, 1999, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS
                                                                            PAGE

ESSENTIAL INFORMATION..........................................................1
ANNUAL FUND EXPENSES...........................................................2
FINANCIAL HIGHLIGHTS...........................................................5
INVESTMENT OBJECTIVE AND STRATEGY..............................................7
INVESTMENT POLICIES AND RISKS..................................................7
THE FUND AND ITS MANAGEMENT...................................................11
FUND PRICE AND PERFORMANCE....................................................14
HOW TO BUY SHARES.............................................................15
FUND SERVICES.................................................................20
HOW TO SELL SHARES............................................................21
TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS......................................24
ADDITIONAL INFORMATION........................................................25

ESSENTIAL INFORMATION
----------------------

      INVESTMENT GOAL AND STRATEGY: The Fund seeks the best possible current income, while following sound investment practices, with the added potential for capital appreciation. It invests primarily in dividend-paying common stocks of U.S. companies traded on national securities exchanges or over-the-counter. The Fund also may invest in equity securities that do not pay regular dividends and other income-producing securities, such as corporate bonds. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

      DESIGNED FOR: Investors primarily seeking current income, but who do not wish to sacrifice the potential for capital growth over the long term. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

      TIME HORIZON: Stock and bond prices fluctuate on a daily basis, and the Fund's price per share therefore varies daily. Potential shareholders should consider this a long-term investment.

      RISKS: The Fund generally uses a moderate investment strategy, but may hold securities rated below investment grade and foreign debt securities, and may experience relatively rapid portfolio turnover. The Fund's investments in debt securities are subject to credit risk and market risk, both of which are increased by investing in lower rated securities. The returns on foreign investments may be influenced by the risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. These policies make the Fund unsuitable for that portion of your savings dedicated to preservation of capital over the short-term. See "Investment Objective And Strategy" and "Investment Policies And Risks."

      ORGANIZATION AND MANAGEMENT: The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("INVESCO"), founded in 1932 to serve as investment adviser, administrator and transfer agent. INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Fund's distributor.

      The Fund's investments are selected by two experienced INVESCO portfolio managers: INVESCO senior vice presidents Charles Mayer, who has 27 years of investment experience, and Donovan J. (Jerry) Paul, with 21 years of experience. A Chartered Financial Analyst, Mr. Mayer earned his M.B.A. from St. John's University and a B.A. from St. Peter's College. Mr. Paul holds an M.B.A. from the University of Northern Iowa and a B.B.A. from the University of Iowa; he is both a Chartered Financial Analyst and Certified Public Accountant. See "The Fund And Its Management."

      INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately $261 billion in assets as of June 30, 1998. AMVESCAP PLC is based in London, England with money managers located in Europe, North America, South America and the Far East.

This Fund offers all of the following services at no charge:
-----------------------------------------------------------
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

      MINIMUM INITIAL INVESTMENT: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans; $250 for an IRA.

      MINIMUM SUBSEQUENT INVESTMENT: $50 (Minimums are lower for certain retirement plans.)

ANNUAL FUND EXPENSES
--------------------

      The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares - Distribution Expenses.")

      Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

      We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To share economies of scale and to keep expenses competitive, INVESCO voluntarily reduced the management fees on the Fund's daily net assets over $5 billion.

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

Management Fee (after expense limitation)                        0.47%
12b-1 Fees                                                       0.25%
Other Expenses(1)(2)                                             0.18%
Total Fund Operating Expenses
      (after expense limitation)(1)(2)                           0.90%

      (1)It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees, transfer agency fees and distribution fees were reduced under expense offset arrangements. However, as a result of an SEC requirement, the figures shown above DO NOT reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" DO reflect any reductions for periods prior to the fiscal year ended June 30, 1996. See "The Fund And Its Management."

      (2)Under an expense limitation voluntarily agreed to by INVESCO, which became mandatory on May 15, 1997, the management fee paid by the Fund has been reduced to the following annual rates: 0.45% on daily net assets over $2 billion but less than $4 billion, 0.40% on daily net assets over $4 billion but less than $5 billion. In addition, in order to share economies of scale and to keep expenses competitive, INVESCO voluntarily reduced the management fees on the Fund's daily net assets over $5 billion. In the absence of the voluntary expense limitation, the Fund's "Management Fee" and "Total Fund Operating Expenses" would not have changed significantly.

Example
-------

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

           1 Year       3 Years    5 Years    10 Years
           ------       -------    -------    --------
           $9            $29         $50        $111

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares - Distribution Expenses."

      Because the Fund pays a Rule 12b-1 distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.


FINANCIAL HIGHLIGHTS
--------------------
(For a Fund Share Outstanding Throughout Each Period)

     The following information, except for the information for the six months ended December 31, 1998 labeled unaudited, has been audited by PricewaterhouseCoopers LLP, independent accountants.  This information should be read in conjunction with the audited  financial  statements and the Report of Independent  Accountants  thereon appearing in the Fund's 1998
Annual Report to Shareholders and the unaudited  financial  statements and accompanying  notes in the Fund's Semi-Annual
Report to  Shareholders  for the six-month  period ended December 31, 1998 which are  incorporated by reference into the
Statement of Additional  Information.  Both are available  without  charge by contacting IDI at the address or telephone number on the back cover of this  Prospectus.  The Annual Report and  Semi-Annual  Report also contain more  information about the Fund's performance.


                               Year Ended June 30

                         SIX
                         MONTHS
                         ENDED
                         December 31
                         1998           1998           1997           1996           1995           1994


                         UNAUDITED
PER SHARE DATA
Net Asset Value -
 Beginning of
 Period                  $16.18         $15.31         $13.21         $11.92         $11.32         $11.53

INCOME FROM
 INVESTMENT
 OPERATIONS
Net Investment
 Income                  0.19           0.38           0.35           0.41           0.42           0.36
Net Gains on
 Securities (Both
 Realized and
 Unrealized)             0.38           2.54           3.05           1.53           1.14           0.02

Total from
 Investment
 Operations              0.57           2.92           3.40           1.94           1.56           0.38

LESS DISTRIBUTIONS
Dividends from
 Net Investment
 Income                  0.18           0.38           0.35           0.41           0.42           0.36

In Excess of Net
 Investment Income       0.00           0.00+          0.00           0.00           0.00           0.11
 Distributions from
 Capital Gains           1.51           1.67           0.95           0.24           0.54           0.12

Total Distributions      1.69           2.05           1.30           0.65           0.96           0.59

                               Year Ended June 30

                         1993           1992           1991           1990           1989

PER SHARE DATA
Net Asset Value -
 Beginning of
 Period                  $10.67         $9.74          $9.39          $8.88          $7.98

INCOME FROM
 INVESTMENT
 OPERATIONS
Net Investment
 Income                  0.31           0.28           0.36           0.38           0.42
Net Gains on
 Securities (Both
 Realized and
 Unrealized)             1.33           1.38           0.81           1.43           1.01

Total from
 Investment
 Operations              1.64           1.66           1.17           1.81           1.43

LESS DISTRIBUTIONS
Dividends from
 Net Investment
 Income                  0.32           0.29           0.34           0.40           0.39

In Excess of Net
 Investment Income       0.00           0.00           0.00           0.00           0.00
 Distributions from
 Capital Gains           0.46           0.44           0.48           0.90           0.14

Total Distributions      0.78           0.73           0.82           1.30           0.53


                                       5A

                         SIX
                         MONTHS
                         ENDED
                         December 31
                         1998           1998        1997        1996        1995

                         UNAUDITED
Net Asset Value -
 End of Period           15.06          $16.18      $15.31      $13.21      $11.92

TOTAL RETURN             4.00%(*)       20.55%      27.33%      16.54%      14.79%

RATIOS
Net Assets -
 End of Period
 ($000 Omitted)          $4,901,933     $5,080,735  $4,574,675  $4,170,536  $4,009,609
Ratio of Expenses
to Average Net
 Assetss(#)              0.46%*(@)      0.90%(@)    0.95%(@)    0.93%(@)    0.94%
Ratio of Net
 Investment Income
 to Average
 Net Assets(#)           1.19%(*)       2.35%       2.54%       3.17%       3.61%
Portfolio Turnover
 Rate                    21.0%(*)       58%         47%         63%         54%

                         1994        1993        1992        1991      1990      1989

Net Asset Value -
 End of Period           $11.32      $11.53      $10.67      $9.74     $9.39     $8.88

TOTAL RETURN             3.24%       15.66%      17.04%      13.06%    21.08%    18.45%

RATIOS
Net Assets -
 End of Period
 ($000 Omitted)          $3,913,322  $3,412,527  $2,092,955  $881,226  $572,373  $399,538
Ratio of Expenses
to Average Net
 Assets(#)               0.92%       0.96%       0.98%       0.94%     0.76%     0.78%
Ratio of Net
 Investment Income
 to Average
 Net Assets(#)           3.11%       2.94%       2.75%       3.92%     4.14%     5.08%
Portfolio Turnover
 Rate                    56%         121%        119%        104%      132%      124%


(+)  Distributions in excess of net investment income for the year ended June 30, 1998 aggregated less than $0.01 on a per share basis.

(*)  Based on operations for the period shown and, accordingly, are not representative of a full year.

(#)  Various expenses of the Fund were  voluntarily absorbed by  INVESCO for the six months  ended December 31, 1998 and for the years ended June 30, 1998,  1997,  1996,  1995,  1994 and 1993. If such  expenses had not been  voluntarily absorbed,  ratio of expenses to average net assets  would have been 0.46% (not  annualized)  0.90%,  0.98%,  0.96%,
     0.97%,  0.95% and 0.98%,  respectively,  and ratio of net  investment  income to average net assets would have been
     1.19% (not annualized) 2.35%, 2.51%, 3.14%, 3.58%, 3.08% and 2.92%, respectively.

(@)  Ratio is based on Total Expenses of the Fund,  less Expenses Absorbed  by Investment  Adviser, which is  before any expense offset arrangements.

                                       6A

INVESTMENT OBJECTIVE AND STRATEGY
---------------------------------

      The Fund seeks the best possible current income while following sound investment practices. This investment objective is fundamental and cannot be changed without the approval of the Fund's shareholders. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in preferred stocks and convertible bonds. There is no maximum limit on the amount of equity or debt securities in which the Fund may invest. There is no assurance that the Fund's investment objective will be met.

      The Fund's investments in equity securities are limited to those that are readily marketable in the United States. These securities include American Depository Receipts ("ADRs"), which represent shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

      The Fund's investment portfolio is actively traded. Economic conditions and market circumstances vary from day to day; securities may be bought and sold relatively frequently as their suitability for the Fund's portfolio changes. This policy may result in increased brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

      When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality corporate bonds, notes or U.S. government obligations, or money market instruments such as commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS
-----------------------------

      Investors generally should expect to see the price per share of the Fund vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different securities and industries; this diversification may help reduce the Fund's overall exposure to particular investment and market risks, but cannot eliminate these risks.

      YEAR 2000 COMPUTER ISSUE. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failure affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

      DEBT SECURITIES. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt obligations are rated based on their credit risk as estimated by independent services such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "Market risk" refers to interest rates. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, prices of bonds generally increase.

      The lower a bond's quality, the more it is subject to credit risk and market risk, and the more speculative it becomes. This is also true of most unrated debt securities. Therefore, the Fund does not invest in obligations it believes to be highly speculative. Corporate bonds rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P ("investment grade") enjoy strong to adequate capacity to pay principal and interest. No more than 15% of the Fund's total assets may be invested in issues rated below investment grade quality (commonly called "junk bonds" and rated BB or below by S&P or Ba or below by Moody's); these include issues which are of poorer quality and may have some speculative characteristics, according to the ratings services. Never, under any circumstances, does the Fund invest in bonds rated below Caa by Moody's or CCC by S&P. Bonds rated Caa or CCC may be in default or there may be present elements of danger with respect to payment of principal or interest. While INVESCO continuously monitors all of the debt securities in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, the Fund may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. For more information on debt securities and the foregoing corporate bond rating categories, see the Statement of Additional Information.

      For the fiscal year ended June 30, 1998, the following percentages of the Fund's total assets were invested in corporate bonds rated investment grade by Moody's or S&P at the time they were purchased: AAA--0.00%; AA--0.10%; A--3.09%; and BBB--3.67%, and the following percentages were invested in corporate bonds rated below investment grade at the time of purchase: BB--2.89%; B--5.20%; CCC--0.25%; and D--0.00%. Finally, 0.41% of total assets were invested in unrated corporate bonds. All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Fund's month-end portfolio holdings during the fiscal year. Keep in mind that the Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent the Fund's actual holdings or quality ratings as of June 30, 1998.

      The Fund's investments in debt securities may include investments in zero coupon bonds, step-up bonds and asset-backed securities. Zero coupon bonds ("zeros") make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the zero receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Because they are extremely responsive to changes in interest rates, the market prices of both zeros and step-up bonds may be more volatile than the market prices of other bonds. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments may be received, which could reduce the amount of cash available for investment by the Fund. Asset-backed securities generally represent interests in pools of consumer loans and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported, at least in part, by letters of credit or other credit enhancements. The underlying loans are subject to prepayments that may shorten the securities' weighted average life and may lower their returns.

      FOREIGN SECURITIES. The Fund's investments in debt obligations may include securities issued by foreign governments and foreign corporations. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity and corporate debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and ADRs are not subject to this 25% limitation. Investments in foreign securities involve certain risks.

      For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase. The Fund attempts to minimize these risks by limiting its investments in foreign securities to those which are denominated and pay interest in U.S. dollars.

      Other aspects of international investing to consider include:

      -less publicly  available  information than is generally  available about
       U.S. issuers;

      -differences in accounting, auditing and financial reporting standards;

      -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

      -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

      -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility the Fund may experience difficulties in pursuing legal remedies and collecting judgments.

      ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

      The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

      RULE 144A SECURITIES. The Fund may not purchase securities that are not readily marketable. However, the Fund may purchase certain securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") if a liquid trading market exists. The Fund's board of directors has delegated to INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

      REPURCHASE AGREEMENTS. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security, if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.

      SECURITIES LENDING. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.

      INVESTMENT RESTRICTIONS. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in a single company and to 25% the portion that may be invested in any one industry.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT
---------------------------

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end management investment company. It was incorporated on August 19, 1993, under the laws of Maryland. On September 10, 1998, the name of the Company was changed to INVESCO Flexible Funds, Inc. On October 29, 1998, the name of the Company was changed to INVESCO Combination Stock & Bond Funds, Inc. On May 28, 1999, the Company assumed all of the assets and liabilities of INVESCO Industrial Income Fund, Inc., which was incorporated on March 20, 1959 under the laws of Maryland and first publicly offered shares on February 1, 1960.

      The Fund's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the investment adviser. Under an agreement with the Fund, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.

      INVESCO and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc. that created one of the largest independent investment management businesses in the world. AMVESCAP PLC had approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and, as of June 30, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $19.6 billion on behalf of over 878,000 shareholders.

      Prior to February 3, 1998, Institutional Trust Company doing business as INVESCO Trust Company ("ITC") provided sub-advisory services to the Fund; termination of ITC's sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services. INVESCO now provides such day-to-day portfolio management services.

      The following managers share responsibility for the day-to-day management of the Fund's holdings:

      Charles P. Mayer has served as co-portfolio manager for the Fund since 1993, focusing on equity investments. He is also co-portfolio manager of INVESCO Balanced Fund and INVESCO-VIF Industrial Income Portfolio. Mr. Mayer began his investment career in 1969 and is now a senior vice president of INVESCO; from 1994 to 1998 he was a senior vice president of ITC; from 1993 to 1994, he was a vice president of ITC. From 1984 to 1993, he was a portfolio manager with Westinghouse Pension. B.A., St. Peter's College; M.B.A., St. John's University.

      Donovan J. (Jerry) Paul has served as co-portfolio manager for the Fund since 1994, focusing on fixed-income investments. He also is the portfolio manager of INVESCO High Yield Fund, INVESCO Select Income Fund, and INVESCO VIF-High Yield Portfolio, as well as co-portfolio manager of INVESCO Short-Term Bond Fund, INVESCO VIF-Industrial Income Portfolio and INVESCO Balanced Fund. A senior vice president of INVESCO since 1998 and ITC from 1994 to 1998, he entered the investment management industry in 1976. Mr. Paul's career includes these highlights: From 1989 to 1992, he served as senior vice president and director of fixed-income research, and from 1987 to 1992, as portfolio manager, with Stein, Roe & Farnham Inc. From 1993 to 1994, he was president of Quixote Investment Management, Inc. B.B.A., University of Iowa; M.B.A., University of Northern Iowa; Chartered Financial Analyst; Certified Public Accountant.

      INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays INVESCO a monthly management fee that is based upon a percentage of the Fund's average net assets determined daily. Effective May 15, 1997, the management fee is computed at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; 0.50% on the Fund's average net assets over $700 million but less than $2 billion; 0.45% on the Fund's average net assets over $2 billion but less than $4 billion; and 0.40% on the Fund's average net assets over $4 billion. From October 15, 1992 through May 14, 1997, INVESCO voluntarily waived that portion of its fee which exceeded 0.45% of the average net assets of the Fund in excess of $2 billion pursuant to a commitment to the Fund. In addition, from October 21, 1993 through May 14, 1997, INVESCO voluntarily waived that portion of its fee which exceeded 0.40% of the average net assets of the Fund in excess of $4 billion pursuant to a commitment to the Fund. In addition, effective May 15, 1997, the above two voluntary expense limitations became mandatory, and INVESCO voluntarily reduced management fees on the Fund's daily net assets over $5 billion. For the fiscal year ended June 30, 1998, investment advisory fees paid by the Fund amounted to 0.47% of the Fund's average net assets. In the absence of such voluntary expense limitation, the investment advisory fees paid by the Fund for the fiscal year ended June 30, 1998 would not have changed significantly.

      Under a Distribution Agreement, IDI provides services related to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

      Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Fund. In these cases, INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.

      Under an Administrative Services Agreement, INVESCO handles additional administrative, recordkeeping and internal sub-accounting services for the Fund. For the fiscal year ended June 30, 1998, the Fund paid INVESCO a fee for these services equal to 0.015% of the Fund's average net assets.

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI and other service providers, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably expected failures.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset arrangements but after INVESCO absorbed certain expenses) for the fiscal year ended June 30, 1998, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.90% of the Fund's average net assets. However, in the absence of the voluntary expense limitation discussed above, the total expenses of the Fund for the year ended June 30, 1998, would have been 0.90% of the Fund's average net assets.

      INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. The Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE
--------------------------

      DETERMINING PRICE. The value of your investment in the Fund may vary daily. The price per share is also known as the Net Asset Value ("NAV"). INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m. New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of shares outstanding.

      PERFORMANCE DATA. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return and yield. Total return figures show the rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five-, and ten-year periods. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited.

      The yield of the Fund refers to the income generated by an investment in the Fund over a 30 day or one-month period and is calculated by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back cover of this Prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Equity Income Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES
-----------------

      The chart below shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify which fund's shares you wish to purchase.

      INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

                                HOW TO BUY SHARES
================================================================================

METHOD                   INVESTMENT MINIMUM    PLEASE REMEMBER
--------------------------------------------------------------------------------

BY CHECK
Mail to:                 $1,000 for regular    If your check does
INVESCO Funds Group,     account;              not clear, you will
Inc.                     $250 for an IRA;      be responsible for
P.O. Box 173706          $50 minimum for       any related loss the
Denver, CO 80217-3706.   each subsequent       Fund or INVESCO
Or you may send your     investment.           incurs.  If you are
check by overnight                             already a shareholder
courier to: 7800 E.                            in the INVESCO funds,
Union Ave.,                                    the Fund may seek
Denver, CO 80237.                              reimbursement from
                                               your existing
                                               account(s) for any
                                               loss incurred.
--------------------------------------------------------------------------------

BY TELEPHONE OR WIRE
Call 1-800-525-8085 to   $1,000.               Payment must be
request your purchase.                         received within 3
Then send your check                           business days, or the
by overnight courier                           transaction may be
to our street address:                         canceled.  If a
7800 E. Union Ave.,                            telephone purchase is
Denver, CO 80237.                              canceled due to
Or you may transmit                            nonpayment, you will
your payment by bank                           be responsible for
wire (call INVESCO for                         any related loss the
instructions).                                 Fund or INVESCO
                                               incurs. If you are already a
                                               shareholder in the INVESCO funds,
                                               the Fund may seek reimbursement
                                               from your existing account(s) for
                                               any loss incurred.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WITH EASIVEST OR
DIRECT PAYROLL PURCHASE
You may enroll on the    $50 per month for     Like all regular
fund application, or     EasiVest; $50 per     investment plans,
call us for the          pay period for        neither EasiVest nor
correct form and more    Direct Payroll        Direct Payroll
details.  Investing      Purchase.  You may    Purchase ensures a
the same amount on a     start or stop your    profit or protects
monthly basis allows     regular investment    against loss in a
you to buy more shares   plan at any time,     falling market.
when prices are low      with two weeks'       Because you'll invest
and fewer shares when    notice to INVESCO.    continually,
prices are high.  This                         regardless of varying
"dollar-cost                                   price levels,
averaging" may help                            consider your
offset market                                  financial ability to
fluctuations.  Over a                          keep buying through
period of time, your                           low price levels.
average cost per share                         And remember that you
may be less than the                           will lose money if
actual average price                           you redeem your
per share.                                     shares when the
                                               market value of all
                                               your shares is less
                                               than their cost.
--------------------------------------------------------------------------------

BY PAL(REGISTERED)
Your "Personal Account   $1,000; $250 for an   Be sure to write down
Line" is available for   IRA.                  the confirmation
subsequent purchases                           number provided by
and exchanges 24-hours                         PAL.  Payment must be
a day. Simply call                             received within 3
1-800-424-8085.                                business days, or the
                                               transaction may be canceled. If a
                                               telephone purchase is canceled
                                               due to nonpayment, you will be
                                               responsible for any related loss
                                               the Fund or INVESCO incurs. If
                                               you are already a shareholder in
                                               the INVESCO funds, the Fund may
                                               seek reimbursement from your
                                               existing account(s) for any loss
                                               incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BY EXCHANGE
Between this and         $1,000 to open a      See "Exchange Policy"
another of the INVESCO   new account; $50      below.
funds.  Call             for written
1-800-525-8085 for       requests to
prospectuses of other    purchase additional
INVESCO funds.  You      shares for an
may also establish an    existing account.
Automatic Monthly        (The exchange
Exchange service         minimum is $250 for
between two INVESCO      purchases requested
funds; call INVESCO      by telephone.)
for further details
and the correct form.
================================================================================

      EXCHANGE POLICY. You may exchange your shares in this Fund for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

      1)   The fund accounts must be identically registered.

      2) You may make four exchanges out of each fund during each calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

      5) Notice of all modifications or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

      DISTRIBUTION EXPENSES. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors of the Fund in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In  addition,   other   permissible   activities   and  services   include
advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Fund and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.

      Under the Plan, the Fund's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payments by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other mutual fund advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Fund's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased Distribution Plan" in the Statement of Additional Information.

FUND SERVICES
-------------

      SHAREHOLDER ACCOUNTS. INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      INVESTMENT SUMMARIES. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      REINVESTMENT OF DISTRIBUTIONS. Dividends and capital gain distributions are automatically reinvested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      TELEPHONE TRANSACTIONS. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      RETIREMENT PLANS AND IRAS. Fund shares may be purchased for IRAs and many types of tax-deferred retirement plans. INVESCO can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES
------------------

      The chart on page 28 shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The

NAV at the time of the redemption may be more or less than the price you paid to
purchase  your  shares,   depending   primarily   upon  the  Fund's   investment
performance.

      Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                               HOW TO SELL SHARES
================================================================================

METHOD                   MINIMUM REDEMPTION    PLEASE REMEMBER
================================================================================

BY TELEPHONE
Call us toll-free at     $250 (or, if less,    These telephone
1-800-525-8085.          full liquidation of   redemption
                         the account) for a    privileges may be
                         redemption check;     modified or
                         $1,000 for a wire     terminated in the
                         to bank of record.    future at the
                         The maximum amount    discretion of
                         which may be          INVESCO.
                         redeemed by
                         telephone is
                         generally $25,000.
--------------------------------------------------------------------------------

IN WRITING
Mail your request to     Any amount. The       If the shares to be
INVESCO Funds Group,     redemption request    redeemed are
Inc., P.O. Box 173706    must be signed by     represented by
Denver, CO               all registered        stock certificates,
80217-3706.  You may     account owners.       the certificates
also send your request   Payment will be       must be sent to
by overnight courier     mailed to your        INVESCO.
to 7800 E. Union Ave.,   address of record
Denver, CO 80237.        or to a
                         pre-designated bank.
--------------------------------------------------------------------------------

BY EXCHANGE
Between this and         $1,000 to open a      See "Exchange
another of the INVESCO   new account; $50      Policy," page 23.
funds. Call              for written
1-800-525-8085 for       requests to
prospectuses of other    purchase additional
INVESCO funds.  You      shares for an
may also establish an    existing account.
automatic monthly        (The exchange
exchange service         minimum is $250 for
between two INVESCO      exchanges requested
funds; call INVESCO      by telephone.)
for further details
and the correct form.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERIODIC WITHDRAWAL
PLAN                     $100 per payment,     You must have at
You may call us to       on a monthly or       least $10,000 total
request the              quarterly basis.      invested with the
appropriate form and     The redemption        INVESCO funds, with
more information at      check may be made     at least $5,000 of
1-800-525-8085.          payable to any        that total invested
                         party you designate.  in the fund from
                                               which withdrawals
                                               will be made.
--------------------------------------------------------------------------------

PAYMENT TO THIRD PARTY
Mail your request to     Any amount.           All registered
INVESCO Funds Group,                           account owners must
Inc.,                                          sign the request,
P.O. Box 173706                                with a signature
Denver, CO 80217-3706.                         guarantee from an
                                               eligible guarantor financial
                                               institution, such as a commercial
                                               bank or recognized national or
                                               regional securities firm.
================================================================================

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS
----------------------------------------

      TAXES. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

      Shareholders must include all dividends and other distributions as taxable income for federal, state, and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term or long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at a maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.

      Shareholders may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gains, in which event they will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld may be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gains and other distributions and redemption proceeds. You can avoid backup withholding on your account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

      We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

      DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund earns ordinary or net investment income in the form of interest and dividends on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders on an annual or semiannual basis, at the discretion of the Fund's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to a distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION
----------------------

      VOTING RIGHTS. All shares of the Fund have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Fund is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of
Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                  PROSPECTUS
                                  May 28, 1999

                                  INVESCO INDUSTRIAL INCOME FUND

                                  A no-load mutual fund seeking current income with capital growth as an additional factor.

INVESCO FUNDS

INVESCO Distributors, Inc.
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents               You should know what INVESCO
filed by the Company with                knows.(TradeMark)
the Securities and Exchange
Commission can be located                INVESCO FUNDS
on a web site maintained
by the Commission at
http://www.sec.gov.

PROSPECTUS
May 28, 1999
                            INVESCO TOTAL RETURN FUND

         The INVESCO Total Return Fund (the "Fund") seeks to achieve a high total return on investment through capital appreciation and current income by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities. The equity securities purchased by the Fund generally will be issued by companies which are listed on a national securities exchange and which usually pay regular dividends. This Fund seeks reasonably consistent total returns over a variety of market cycles.

      The Fund is a series of INVESCO Combination Stock & Bond Funds, Inc. (the "Company"), a diversified, managed, no-load mutual fund. This Prospectus relates to shares of the INVESCO Total Return Fund. Separate prospectuses are available upon request from INVESCO Distributors, Inc. for the Company's other funds. Investors may purchase shares of any or all Funds. Additional funds may be offered in the future.

         This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated May 28, 1999, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                   ----------

                                TABLE OF CONTENTS
                                                                            PAGE

ANNUAL FUND EXPENSES..........................................................1
FINANCIAL HIGHLIGHTS..........................................................3
PERFORMANCE DATA..............................................................6
INVESTMENT OBJECTIVE AND POLICIES.............................................6
RISK FACTORS..................................................................8
THE FUND AND ITS MANAGEMENT..................................................12
HOW SHARES CAN BE PURCHASED..................................................16
SERVICES PROVIDED BY THE FUND................................................19
HOW TO REDEEM SHARES.........................................................23
TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS.....................................24
ADDITIONAL INFORMATION.......................................................26

ANNUAL FUND EXPENSES

         The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. The 12b-1 fee is assessed against all shares, but only with respect to new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions ("New Assets") occurring on or after June 1, 1998. (See "How Shares Can Be Purchased - Distribution Expenses.")

         Annual operating expenses are calculated as a percentage of the Fund's average annual net assets.

SHAREHOLDER TRANSACTION EXPENSES

Sales load "charge" on purchases                                            None
Sales load "charge" on reinvested dividends               None
Redemption fees                                                             None
Exchange fees                                                               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fee(1)                                                          0.58%
12b-1 Fees(2)                                                              0.25%
Other Expenses                                                             0.20%
     Transfer Agency Fee(3)                              0.16%
     General Services, Administrative
         Services, Registration, Postage(3)              0.04%
Total Fund Operating Expenses(2)(5)                                        1.03%

         (1) Under a voluntary expense limitation agreed to by INVESCO, the management fee paid by the Fund has been reduced to an annual rate of 0.45% on daily net assets over $2 billion, 0.40% on annual daily net assets over $4 billion, 0.375% on annual daily net assets over $5 billion, and to an annual rate of 0.35% on daily net assets over $6 billion. In the absence of the voluntary expense limitation, the Fund's "Management Fee" and "Total Fund Operating Expenses" would have been 0.58% and 1.04%, respectively, based on the Fund's actual expenses for the fiscal year ended August 31, 1998.

         (2) 12b-1 fees for the period ending August 31, 1998 are less than 0.25% of average net assets.

         (3) Consists of the transfer agency fee described under "Additional Information - Transfer And Dividend Disbursing Agent."

        (4) Includes, but is not limited to, fees and expenses of trustees, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

         (5) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian and transfer agent fees were reduced under expense offset arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such offset arrangements, the figures shown above DO NOT reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" DO reflect any reductions for periods prior to the fiscal year ended August 31, 1996.

EXAMPLE

         A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                    1 Year       3 Years       5 Years       10 Years
                    -------------------------------------------------
                    $11          $33           $51           $126

         The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The Fund And Its Management.") The above figures for INVESCO Total Return Fund are based on fiscal year-end information. The Fund charges no sales load, redemption fee or exchange fee. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

         Because the Fund pays a Rule 12b-1 distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.


FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following  information for each of the five years ended August 31, 1998, the eight-month  fiscal period ended August 31,
1993 and each of the four years ended December 31, 1992 has been audited by  PricewaterhouseCoopers  LLP, independent accountants.
This information  should be read in conjunction with the Report of Independent  Accountants  thereon  appearing in the Fund's 1998
Annual Report to Shareholders and the unaudited  financial  statements and accompanying  notes in the Fund's Semi-Annual Report to
Shareholders for the six-month period ended February 28, 1999 which are incorporated by reference into the Statement of Additional
Information. Both are available without charge by contacting INVESCO Distributors, Inc., at the address or telephone number on the back cover of this  Prospectus.  All per share data has been  adjusted  to reflect an 80 to 1 stock  split  which was  effected on
January 2, 1991.


                       SIX MONTHS                                                          Period
                       ENDED                                                                Ended
                       February 28                     Year Ended August 31             August 31

                       1999          1998        1997        1996        1995      1994     1993(^)      1992

                       UNAUDITED

PER SHARE DATA
Net Asset Value -
Beginning of
Period                 $28.16        $27.77      $22.60      $20.95      $18.54    $18.27  $17.18       $16.43

INCOME FROM
INVESTMENT
OPERATIONS
Net Investment         0.37          0.83         0.77       0.73         0.72      0.69   0.40         0.66
Income
Net Gains on
Securities (Both
Realized and
Unrealized)            3.30          0.87         5.26       1.78         2.46      0.60   1.09         0.93

Total from
Investment
Operations             3.67          1.70         6.03       2.51         3.18      1.29   1.49         1.59

LESS DISTRIBUTIONS
Dividends from
Net Investment
Income                 0.37          0.83        0.77        0.73         0.72     0.60    0.40         0.65

In Excess of Net
Investment Income      0.00          0.00        0.00        0.00         0.00     0.09    0.00         0.00
Distributions from
Capital Gains          0.82          0.48        0.09        0.13         0.05     0.17    0.00         0.19
Total Distributions
Net Asset Value -      0.00          0.00        0.00        0.00         0.00     0.16    0.00         0.00
End of Period
TOTAL RETURN
                       1.19          1.31        0.86        0.86         0.77     1.02    0.40         0.84
RATIOS
Net Assets -
End of Period          $30.64        $28.16      $27.77      $22.60       $20.95   $18.54  $18.27       $17.18
($000 Omitted)
Ratio of Expenses      13.05%(*)     6.02%        27.01%     12.06%       17.54%   7.22%    8.72%(*)     9.84%
to Average Net
Assets(#)
Ratio of Net
Investment Income
to Average             $3,236,926    $2,561,036  $1,845,594  $1,032,151   $563,468 $292,765 $220,224     $137,196
Net Assets(#)
Portfolio Turnover
Rate                   0.41%*(@)     0.79%(@)    0.86%(@)    0.89%(@)     0.95%    0.96%    0.93%(~)     0.88%
Ratio of Net
Investment Income
to Average
Net Assets(#)          1.24%(*)      2.82%       3.11%       3.44%        3.97%    3.31%    3.51%(~)     4.06%
Portfolio Turnover
Rate                   5%(*)         17%         4%          10%          30%      12%      19%(*)       13%

                                                                3


                              Year ended December 31

                            1991       1990        1989



PER SHARE DATA
Net Asset Value -
Beginning of
Period                     $14.21      $15.08      $13.46

INCOME FROM
INVESTMENT
OPERATIONS
Net Investment             0.71        0.74        0.79
Income
Net Gains on
Securities (Both
Realized and
Unrealized)                2.78        (0.80)      1.74

Total from
Investment
Operations                 3.49        (0.06)      2.53

LESS DISTRIBUTIONS
Dividends from
Net Investment
Income                     0.72        0.75        0.78

In Excess of Net
Investment Income          0.00        0.00        0.00
Distributions from
Capital Gains              0.55        0.06        0.13
Total Distributions
Net Asset Value -          0.00        0.00        0.00
End of Period
TOTAL RETURN
                           1.27        0.81        0.91
RATIOS
Net Assets -
End of Period              $16.43      $14.21      $15.08
($000 Omitted)
Ratio of Expenses          24.96%      (0.35%)     19.13%
to Average Net
Assets(# )
Ratio of Net
Investment Income
to Average                 $82,219     $54,874     $44,957
Net Assets(#)
Portfolio Turnover
Rate                       0.92%       1.00%       1.00%
Ratio of Net
Investment Income
to Average
Net Assets(# )             4.62%       5.22%       5.46%
Portfolio Turnover
Rate                       49%         24%         28%



(^) From January 1, 1993 to August 31, 1993.

(+) Distributions in excess of net investment income for the year ended August 31,1995 aggregated less than $0.01 on a per share basis.

(*) Based on operations for the period shown and, accordingly, are not representative of a full year.

(#) Various expenses of the Fund were voluntarily absorbed by INVESCO for the six months ended February 28, 1999 and the years ended August 31, 1998, December 31, 1989 and 1988. If such expenses had not been voluntarily absorbed, Ratio of Expenses to Average Net Assets would have been 0.42% (not annualized), 0.80%, 1.05% and 1.21%, respectively, and Ratio of Net Investment Income to Average Net Assets would have been 1.23% (not annualized), 2.81%, 5.41% and 5.35%, respectively.

(@) Ratio is based on Total Expenses of the Fund, less expenses absorbed by investment adviser, which is before any expense offset arrangements.

~   Annualized

PERFORMANCE DATA

         From time to time, the Fund advertises its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. Total return is computed by calculating the percentage change in value of an investment, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Any given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee or exchange fee which would affect total return computations.

         In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and the performance of recognized bond indices and indices of investment results for the same period and/or assessments of the quality of shareholder service may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Fund in performance reports, will be drawn from the "Flexible Portfolio Funds" Lipper mutual fund groupings, in addition to the broad-based Lipper general fund grouping.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to seek a high total return on investment through capital appreciation and current income. Funds having an investment objective of seeking a high total return may be limited in their ability to attain their objective by the limitations on the types of securities in which they may invest. No assurance can be given that the Fund will be able to achieve its investment objective.

         The Fund intends to accomplish its objective by investing in a combination of equity securities and fixed income securities. The equity securities to be acquired by the Fund will consist of common stocks and, to a lesser extent, securities convertible into common stocks. Such securities generally will be issued by companies which are listed on a national securities exchange, such as the New York Stock Exchange, and which usually pay regular dividends, although the Fund also may invest in securities traded on regional stock exchanges or on the over-the-counter market. The Company has not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc. with respect to the Fund's investments in common stocks, although in selecting common stocks for the Fund, the investment adviser and sub-adviser (collectively, "Fund Management") generally apply an investment discipline which seeks to achieve a yield higher than the overall equity market. Therefore, because smaller companies may be subject to more significant losses, as well as have the potential for more substantial growth, than larger, more established companies, investors in the Fund should consider that the Fund's investments may consist in part of securities which may be deemed to be speculative.

         The income securities to be acquired by the Fund primarily will include obligations of the U.S. government and its agencies. These U.S. government obligations consist of direct obligations of the U.S. government (U.S. Treasury bills, notes and bonds), obligations guaranteed by the U.S. government, such as Ginnie Mae obligations, and obligations of U.S. government authorities, agencies and instrumentalities, which are supported only by the assets of the issuer, such as Fannie Mae, Federal Home Loan Banks, Federal Financing Bank and Federal Farm Credit Bank. The Fund also may invest in corporate debt obligations which are rated by Moody's Investors Service, Inc. ("Moody's") in its four highest ratings of corporate obligations (Aaa, Aa, A and Baa) or by S&P in its four highest ratings of corporate obligations (AAA, AA, A and BBB) or, if not rated, in Fund Management's opinion have investment characteristics similar to those described in such ratings. A bond rating of Baa by Moody's indicates that the bond issue is of "medium grade," neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. A bond rating of BBB by S&P indicates that the bond issue is in the lowest "investment grade" security rating. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category, and they may have speculative characteristics. (See Appendix A to the Statement of Additional Information for specific descriptions of these corporate bond rating categories.) Although there is no limitation on the maturity of the Fund's investment in income securities, the dollar weighted average maturity of such investments normally will be from 3 to 15 years.

         Obligations of certain U.S. government agencies and instrumentalities may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, such as Fannie Mae, by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when Fund Management is satisfied that the credit risk with respect to any such instrumentality is minimal.

         Typically, the Fund will maintain a minimum investment in equities of 30% of total assets, and a minimum of 30% of total assets will be invested in fixed and variable income securities. The remaining 40% of the portfolio will vary in asset allocation according to Fund Management's assessment of business, economic and market conditions. The analytical process associated with making allocation decisions is based upon a combination of demonstrated historic financial results, current prices for stocks and the current yield to maturity available in the market for bonds. The premium return available from one category relative to the other determines the actual asset deployment. Fund
Management's asset allocation process is systematic and is based on current information rather than forecasted change. The Fund seeks reasonably consistent returns over a variety of market cycles. (See "Risk Factors" section of this Prospectus for an analysis of the risks presented by this Fund's ability to enter into futures contracts, and its ability to use options to purchase or sell futures contracts or securities.)

         The investment objective of the Fund and its investment policies, where indicated, are fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, the Company and the Fund are also subject to certain investment restrictions which also are identified in the Statement of Additional Information and which may not be altered without approval of the Fund's shareholders. One of those restrictions limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the Fund's total assets.

RISK FACTORS

         Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the Fund. The Fund's policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors (the "Board").

         YEAR 2000 COMPUTER ISSUE. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

         FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in foreign equity or debt securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets, including the risks of fluctuations in foreign currency exchange rates and of political or economic instability, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls or currency blockage. In addition, there may be less information publicly available about a foreign company than about a domestic company, and there is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. Moreover, with respect to certain foreign countries, there may be a possibility of expropriation or confiscatory taxation. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

         Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common
European currency for EMU countries which is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

         The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; whether exchange rates for existing currencies and the euro will have been adequately established; and whether suitable clearing and settlement systems for the euro will have been in operation. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Fund.

         After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for the Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

         FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, it does not attempt to hedge all of its foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions may preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed below. For additional information regarding foreign securities, see the Fund's Statement of Additional Information.

         REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements with banks, registered broker-dealers, and registered government securities dealers which are deemed creditworthy by Fund Management under guidelines established by the Board. A repurchase agreement is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. However, in the event the seller should default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Fund's assets. In the event of insolvency of a counterparty to a repurchase agreement, the Fund could experience delays and incur costs in realizing on the collateral. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Fund would suffer a loss. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Fund intends that at no time will the market value of its securities subject to repurchase agreements exceed 20% of the Fund's total assets.

         ILLIQUID SECURITIES. The Fund may invest from time to time in securities subject to restrictions on disposition under the Securities Act of

1933 ("restricted securities"), securities without readily available market quotations or illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund). However, on the date of purchase, no such investment may increase the Fund's holdings of restricted securities to more than 2% of the value of the Fund's total assets or its holdings of illiquid securities or those without readily available market quotations to more than 5% of the value of the Fund's total assets. The Fund is not required to receive registration rights in connection with the purchase of restricted securities and, in the absence of such rights, marketability and value can be adversely affected because the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registrations.

         FUTURES AND OPTIONS. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

         Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

         Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, within the meaning and intent of applicable rules of the Commodity Futures Trading Commission (the "CFTC"), their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.

         SECURITIES LENDING. The Fund may make loans of its portfolio securities (not to exceed 10% of the Fund's total assets) to broker-dealers or other institutional investors under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned, including accrued interest and dividends. The Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). The Fund may pay finder's and other fees in connection with securities loans.

         PORTFOLIO TURNOVER. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, market considerations warrant such action. As a result, while it is anticipated that the Fund's annual portfolio turnover rate generally will not exceed 100%, under certain market conditions the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case. The Fund's portfolio turnover rates are set forth under "Financial Highlights" and, along with the Trust's brokerage allocation policies, are discussed in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT

         The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Company was organized on August 19, 1993, under the laws of Maryland. On September 10, 1998, the name of the Company was changed to INVESCO Flexible Funds, Inc. On October 29, 1998, the name of the Company was changed to INVESCO Combination Stock & Bond Funds, Inc. On May 28, 1999, the Company assumed all of the assets and liabilities of INVESCO Total Return Fund, a series of INVESCO Value Trust. INVESCO Value Trust was organized under the laws of Massachusetts on July 15, 1987.

         The Board has responsibility for overall supervision of the Fund, and reviews the services provided by the adviser. Under an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado, serves as the Fund's investment adviser. Under this agreement, INVESCO is primarily responsible for providing the Fund with various administrative services and supervises the Fund's daily business affairs. These services are subject to review by the Board.

         INVESCO has contracted with INVESCO Capital Management, Inc. ("ICM"), the Fund's investment adviser prior to 1991, for investment sub-advisory and research services on behalf of the Fund. ICM currently manages in excess of $38.1 billion of assets on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies. ICM, subject to the supervision of INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Company is not a party to the sub-advisory agreement, the agreement has been approved by the shareholders of the Company.
Services provided by INVESCO and ICM are subject to review by the Board.

         Pursuant to an agreement with the Company, INVESCO Distributors, Inc. ("IDI") is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

         INVESCO, ICM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management, Inc. that created one of the largest independent investment management businesses in the world. AMVESCAP PLC had approximately $241 billion in assets under management as of September 30, 1998. INVESCO was established in 1932 and, as of August 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately 17.1 billion on behalf of 899,439 shareholders.

         The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio of securities:

Edward C. Mitchell,  Jr., C.F.A.       Portfolio manager of the Fund since 1987;
                                       Chairman  (1997  to  present),  president
                                       (1992 to 1997),  vice president  (1979 to
                                       1991) and director  (1979 to present) for
                                       INVESCO Capital  Management,  Inc.; began
                                       investment    career   in   1969;   B.A.,
                                       University    of    Virginia;     M.B.A.,
                                       University    of   Colorado;    Chartered
                                       Financial Analyst;  Chartered  Investment
                                       Counselor.

James O. Baker                         Portfolio manager of the Fund since 1997;
                                       portfolio    manager   of   the   INVESCO
                                       Intermediate  Government  Bond Fund since
                                       1993;   portfolio   manager  for  INVESCO
                                       Capital   Management,   Inc.   (1992   to
                                       present);   portfolio   manager,   Willis
                                       Investment   Counsel   (1990  to   1992);
                                       broker,  Morgan  Keegan  (1989 to  1990);
                                       broker,  Drexel Burnham  Lambert (1985 to
                                       1990);  began investment  career in 1977;
                                       B.A.,   Mercer   University;    Chartered
                                       Financial Analyst.

Margaret W. Durkes                     Assistant portfolio manager of  the  Fund
                                       since 1997;  assistant  portfolio manager
                                       of AIM  Advisor  Flex  Fund  since  1997;
                                       assistant  portfolio  manager for INVESCO
                                       Capital   Management,   Inc.   (1993   to
                                       present);  vice  president  and portfolio
                                       manager  for  Sovran  Capital  Management
                                       (1991  to  1993);   B.A.,   The  Colorado
                                       College; Chartered Financial Analyst.

David S. Griffin                       Assistant  portfolio  manager of the Fund
                                       since 1993; portfolio manager for INVESCO
                                       Capital   Management,   Inc.   (1991   to
                                       present);      mutual      fund     sales
                                       representative,  INVESCO  Services,  Inc.
                                       (1986 to 1991);  began investment  career
                                       in 1982; B.A., Ohio Wesleyan  University;
                                       M.B.A.,   William  and  Mary;   Chartered
                                       Financial Analyst.

         Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

         The Fund pays INVESCO a monthly fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; and 0.50% on the average net assets of the Fund in excess of $1 billion. For the fiscal year ended August 31, 1998, the advisory fees paid to INVESCO amounted to 0.58% of the average net assets of the Fund.

         Out of the advisory fee which it receives from the Fund, INVESCO pays ICM, as the Fund's sub-adviser, a monthly fee based upon the average daily value of the Fund's net assets. Based upon approval of the board of trustees at a meeting held May 14, 1998, the calculation of subadvisory fees of the Fund has been changed from 33.33% of the advisory fee (0.25% on the first $500 million of the Fund's average net assets, 0.2167% on the next $500 million of the Fund's average net assets and 0.1667% on the Fund's average net assets in excess of $1 billion) to 40% of the advisory fee (0.30% on the first $500 million of the Fund's average net assets, 0.26% on the next $500 million of the Fund's average net assets and 0.20% on the Fund's average net assets in excess of $1 billion). No fee is paid by the Fund to ICM.

         The Company also has entered into an Administrative Services Agreement (the "Administrative Agreement") with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily and providing selected general ledger reports and providing sub-accounting and recordkeeping services for shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate of 0.015% per year of the average net assets of the Fund.

         The Fund bears those Company expenses which are accrued daily that are incurred on its behalf and, in addition, bears a portion of general Company expenses, allocated based upon the relative net assets of the three Funds of the Company. Such expenses are generally deducted from the Fund's total income before dividends are paid. Total expenses of the Fund, as a percentage of its average net assets for the fiscal year ended August 31, 1998, including investment advisory fees (but excluding brokerage commissions), were 0.79%.

         The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with the noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

         Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. The Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund or sell shares of the Fund to clients, or act as agent in the purchase of fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.

HOW SHARES CAN BE PURCHASED

         Shares of the Fund are sold on a continuous basis by IDI, as the Fund's distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                           INVESCO FUNDS GROUP, INC.
                           Post Office Box 173706
                           Denver, Colorado  80217-3706

         PURCHASE ORDERS MUST SPECIFY THE FUND IN WHICH THE INVESTMENT IS TO BE MADE.

         The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) those shareholders investing in an Individual
Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA), or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to increase, reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and thus is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.

         The purchase of shares in the Fund can be expedited by placing bank wire, overnight courier or telephone orders. For further information, the purchaser may call the Fund's office by using the telephone number on the back cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not post office box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.

         Orders to purchase Fund shares can be placed by telephone. Shares of the Fund will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Fund within three business days or the transaction may be canceled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. INVESCO has agreed to indemnify the Fund for any losses resulting from the cancellation of telephone purchases.

         If your check does not clear, or if a telephone purchase must be canceled due to nonpayment, you will be responsible for any related loss the Fund or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

         Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction if the broker so elects. Any investor may deal directly with the Fund in any transaction. In that event, there is no such charge. IDI or INVESCO may from time to time make payments from their revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

         The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

         Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Board believes that such value represents fair value.

         Under certain circumstances, the Fund may offer its shares, in lieu of cash payment, for securities to be purchased by the Fund. Such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction also may be beneficial to the party exchanging the securities. The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are readily marketable and not restricted as to transfer either by law or liquidity of the market, comply with the investment policies and objectives of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are acquired for investment and not for resale, have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ, and are securities which the Fund would otherwise purchase on the open market. The value of Fund shares used to purchase portfolio securities as stated herein will be the net asset value as of the effective time and date of the exchange. The securities to be received by the Fund will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. Any investor wishing to acquire shares of the Fund in exchange for securities should contact either the president or the secretary of the Trust at the address or telephone number shown on the back cover of this Prospectus.

         DISTRIBUTION EXPENSES. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gains distributions) of the Fund on or after June 1, 1998. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the Board in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

         In addition, other permissible activities and services include advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of trustees, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.

         Under the Plan, the Fund's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net New Assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO mutual funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual funds advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, provided that such fees are legitimate and not excessive. For more information, see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.

SERVICES PROVIDED BY THE FUND

         SHAREHOLDER ACCOUNTS. INVESCO maintains a share account that reflects the current holdings of each shareholder. A separate account will be maintained for a shareholder for each Fund in which the shareholder invests. As a business trust, the Company does not issue share certificates. Each shareholder is sent a detailed confirmation of each transaction in shares of the Company. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call INVESCO by using the telephone number on the back cover of this Prospectus.

         REINVESTMENT OF DISTRIBUTIONS. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share of the Fund in effect on the ex-dividend or ex-distribution date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised by INVESCO and distributed by IDI, or to receive payment of all dividends and other distributions in excess of $10.00 by check by giving written notice to INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.

         PERIODIC WITHDRAWAL PLAN. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.

         EXCHANGE POLICY. Shares of the Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) and INVESCO Tax-Free Income Funds, Inc.

         An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Trust or in shares of one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on such an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO, using the telephone number or address on the back cover of this Prospectus. Exchanges made by telephone must be in the amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a NEW account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

         The option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application or a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange transactions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

         In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder or group of shareholders has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange policy also may be modified or terminated at any time. Except in unusual circumstances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily suspended, notice of all such modifications to the policy or terminations that would affect all Fund shareholders will be given at least 60 days prior to the date of the change in policy.

         Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences. Shareholders interested in exercising the exchange option may contact INVESCO for information concerning their particular exchanges.

         AUTOMATIC MONTHLY EXCHANGE. Shareholders who have accounts in any one or more of the mutual funds distributed by IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Policy" on a monthly basis, subject to the Fund's minimum initial investment or subsequent investment requirements. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

         EASIVEST. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by contacting INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

         DIRECT PAYROLL PURCHASE. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.

         TAX-DEFERRED RETIREMENT PLANS. Shares of the Fund may be purchased for self-employed individual retirement plans, various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

         Prototype forms for the establishment of these various plans including, where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), an affiliate of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call IDI at the telephone number listed on the back cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

         Shares of the Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received at the Fund's office. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not post office box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.

         In order to redeem shares, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.

         BE CAREFUL TO SPECIFY THE ACCOUNT FROM WHICH THE REDEMPTION IS TO BE MADE. SHAREHOLDERS HAVE A SEPARATE ACCOUNT FOR EACH FUND IN WHICH THEY INVEST.

         Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or when an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

         If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in a Fund account, INVESCO will terminate any EasiVest purchases unless otherwise instructed by the shareholder.

         Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

         Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than

$250) held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the back cover of this Prospectus.

         At the shareholder's option, the redemption proceeds either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. Unless INVESCO permits a longer redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of INVESCO. For ITC sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Shareholders should understand that while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

         Redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmations of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

         TAXES. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from certain foreign currency transactions, if any. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its distribution policies and tax status as a regulated investment company.

         Shareholders must include all dividends and other distributions in taxable income for federal, state and local income tax purposes, unless their accounts are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of either the Fund or another fund in the INVESCO group.

         Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.

         Shareholders may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

         The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

         Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain and other distributions and redemption proceeds. Shareholders can avoid backup withholding on their Fund accounts by ensuring that INVESCO has a correct, certified tax identification number.

         Shareholders should consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

         DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund earns ordinary or net investment income in the form of interest and dividends on its investments. Dividends paid by the Fund will be based solely on net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders. Dividends from net investment income are paid on a quarterly basis, at the end of November, February, May and August, at the discretion of the Company's Board. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

         In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

         Dividends and other distributions are paid to shareholders on the record date of distribution regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

         VOTING RIGHTS. All shares of the Fund have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for the individual funds, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect, to hold regular annual meetings of shareholders. However, the Board will call such special meetings of shareholders for the purpose, among other reasons, of voting the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of two-thirds of the outstanding shares of the Company.

         SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Company at the telephone number or mailing address set forth on the back cover of this Prospectus.

         TRANSFER AND DIVIDEND DISBURSING AGENT. INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, transfer agent and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. The transfer agency fee is not charged to each shareholder s or participant s account but is an expense of the Fund to be paid from the Fund s assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency or recordkeeping fee out of the transfer agency fee which is paid to INVESCO by the Fund.

                                                       INVESCO Total Return Fund

                                                                      PROSPECTUS
                                                                    May 28, 1999

We're easy to stay in touch with:

Investor services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:

Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

INVESCO Distributors, Inc.,
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

In  addition,  all  documents      You should  know what
filed by the Trust with the        INVESCO knows.(TradeMark)
Securities and Exchange
Commission can be located on       INVESCO Funds
a web site maintained by the
Commission at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
May 28, 1999

                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                         INVESCO INDUSTRIAL INCOME FUND

Address:                                          Mailing Address:

7800 E. Union Avenue                              Post Office Box 173706
Denver, Colorado  80237                           Denver, Colorado  80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------

     INVESCO Industrial Income Fund (the "Fund") seeks, as its investment objective, the best possible current income while following sound investment practices. Capital growth potential is a secondary factor in the selection of portfolio securities of the Fund. The Fund will pursue this objective by investing its assets in securities with the potential to provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation. The Fund is a series of INVESCO Combination Stock & Bond Funds, Inc. (the "Company"), which is an open-end, diversified investment management company. The Company may offer additional Funds in the future.

     A Prospectus for the Fund dated May 28, 1999, which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT POLICIES AND RESTRICTIONS.... ......................................1
THE FUND AND ITS MANAGEMENT....................................................5
HOW SHARES CAN BE PURCHASED...................................................17
HOW SHARES ARE VALUED.........................................................21
FUND PERFORMANCE..............................................................22
SERVICES PROVIDED BY THE FUND.................................................24
TAX-DEFERRED RETIREMENT PLANS.................................................25
HOW TO REDEEM SHARES..........................................................25
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................26
INVESTMENT PRACTICES..........................................................28
ADDITIONAL INFORMATION........................................................31
APPENDIX A....................................................................33

INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------

     In pursuing its investment objective, the Fund endeavors to select and purchase securities providing reasonably secure dividend or interest income. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. Acquiring warrants involves a risk that the Fund will lose the premium it pays to acquire warrants if the Fund does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of non-convertible debt securities, including non-investment grade and unrated debt securities.

     DEBT SECURITIES. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the straight debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a straight debt security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund's debt securities, will also increase the credit risk to which those debt securities are subject.

     Lower rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to debt securities rated B or higher by either Moody's or S&P. Debt securities rated lower than B by either Moody's or S&P may be highly speculative. The Fund's investment adviser intends to limit such Fund investments to straight debt securities which the adviser believes are highly speculative and which are rated at least Caa or CCC, respectively, by Moody's or S&P. A significant economic downturn or major increase in interest rates may well result in issuers of lower rated debt securities experiencing increased financial stress which would adversely affect their ability to meet their obligations to pay principal and interest, to meet projected business goals, and to obtain additional financing. While the Fund's investment adviser attempts to limit purchases of lower rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. Bonds rated Caa by Moody's may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are lower rated by S&P (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a specific description of each corporate bond rating category, please refer to Appendix A.

     REPURCHASE AGREEMENTS. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may invest in repurchase agreements with respect to instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers or registered government securities dealers, which are believed to be creditworthy under standards established by the Fund's board of directors. A repurchase agreement is an agreement under which the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. The Fund's board of directors monitors the Fund's repurchase agreement transactions.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent, the Fund may experience costs and delays in realizing on the collateral. While INVESCO Funds Group, Inc. ("INVESCO") acknowledges these risks, it is expected that the risks can be minimized through careful monitoring procedures.

     RESTRICTED/144A SECURITIES. The Fund may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A and the Securities Act of 1933 ("Rule 144A Securities").

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund could affect adversely the marketability of such security and the Fund might be unable to dispose of such security promptly or at reasonable prices.

     In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors will not generally seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     SECURITIES LENDING. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund also may lend its portfolio securities to qualified brokers, dealers, banks, or other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Fund's net assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements.

     INVESTMENT RESTRICTIONS. As described in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund operates under certain fundamental investment restrictions. For purposes of the following limitation, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

     The second and third restrictions set forth below are contained in the Fund's charter and may not be changed without prior approval by the holders of two-thirds of the outstanding shares of the Fund. The Fund's other investment restrictions may not be changed without the prior approval of the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Under these restrictions, the Fund may NOT:

     (1) issue preference shares or create any funded debt;

     (2) sell short or buy on margin;

     (3) borrow money in excess of 5% of the value of its total net assets and then only from banks, and when borrowing, it is a temporary measure for emergency purposes;

     (4)  buy   or   sell   real  estate,  commodities,   commodity    contracts
          (however, the Fund may purchase securities of companies investing in real estate);

     (5) invest in securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

     (6) invest in any company for the purpose of exercising control or management;

     (7)  buy other than readily marketable securities;

     (8) purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

     (9)  engage in the underwriting of any securities;

     (10) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total net assets (taken at current value);

     (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment supervisor, as a group, own more than 5% of such securities; or

     (12) invest more than 25% of the value of the Fund's assets in one particular industry.

     The Fund has no written policy regarding the writing of put and call options but has not engaged in such practices and does not anticipate doing so.

     With respect to investment restriction (7) above, the board of directors has delegated to the Fund's investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to

Rule 144A under the  Securities  Act of 1933, or any successor to such rule, and whether or not such securities are subject to restriction (7) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     In applying restriction (12) above, the Fund uses a modified S&P industry code classification schema which uses various sources to classify securities.

     Under the 1940 Act, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of duties of their office.

THE FUND AND ITS MANAGEMENT
---------------------------

     THE COMPANY. The Company was incorporated under the laws of Maryland on August 19, 1993. On September 10, 1998, the name of the Company was changed to INVESCO Flexible Funds, Inc. On October 25, 1998, the name of the Company was changed to INVESCO Combination Stock & Bond Funds, Inc. On May 28, 1999 the Company assumed all of the assets and liabilities of INVESCO Industrial Income Fund, Inc., which was incorporated on March 20, 1959 under the laws of Maryland and first publicly offered shares on February 1, 1960.

     THE INVESTMENT ADVISER. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Fund's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Bond
Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Blue Chip Growth Fund, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO
Stock Funds,  Inc.  (formerly,  INVESCO Equity Funds,  Inc. and INVESCO  Capital
Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

     Prior to February 3, 1998, Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), provided sub-advisory services to the Funds. Effective February 3, 1998, ITC no longer provided sub-advisory services to the Funds, INVESCO provides such day-to-day portfolio management services as the investment adviser to the Funds. This change did not change the basis upon which investment advice is provided to the Funds, the cost of those services to the

Funds or the persons actually performing the investment advisory and other services previously provided by ITC.

     THE DISTRIBUTOR. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

     INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest independent management businesses in the world with approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and as of June 30, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, on behalf of 878,073 shareholders.

     AMVESCAP PLC's North American subsidiaries include the following:

     --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

     --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide INVESCO products and services in their retirement plan products and services.

     --ITC of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts (IRAs) and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.

     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of one registered investment company.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.

     --INVESCO (NY), Inc. of New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies that issue variable annuity and/or variable life contracts.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

     As indicated in the Fund's Prospectus, INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO.

     INVESTMENT  ADVISORY  AGREEMENT.   INVESCO  serves  as  investment  adviser
pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund or INVESCO at a meeting called for such purpose. The Agreement was approved by the shareholders of the other series of the Company on January 31, 1997, for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Fund's board of directors to May 15, 1999.
Thereafter, the Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement was approved with respect to the Fund by the Fund's shareholder on May 28, 1999. The Agreement may be terminated at any time without penalty by either party or the Fund upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the Rules thereunder.

     The Agreement provides that INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Fund and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.

     As full compensation for its advisory services to the Fund, INVESCO receives a monthly fee. Effective May 15, 1997, the fee is computed at the annual rate of: 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; 0.50% of the Fund's average net assets in excess of $700 million but less than $2 billion; 0.45% on the Fund's average net assets in excess of $2 billion but less than $4 billion; and 0.40% on the Fund's average net assets in excess of $4 billion. October 15, 1992 through May 14, 1997, INVESCO voluntarily waived that portion of its fee which exceeded 0.45% of the average net assets of the Fund in excess of $2 billion. In addition, effective October 21, 1993 through May 14, 1997, INVESCO voluntarily waived that portion of its fee which exceeded 0.40% of the average net assets of the Fund in excess of $4 billion. In addition, effective May 15, 1997, INVESCO voluntarily reduced management fees on the Fund's daily net assets over $5 billion. For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid INVESCO (prior to the voluntary absorption of certain Fund expenses by INVESCO) advisory fees of $23,205,917, $21,791,002 and $21,541,300, respectively.

     ADMINISTRATIVE SERVICES AGREEMENT. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996 by a vote cast in person by all of the directors of the Fund, including all of the directors who are not "interested persons" of the Fund or INVESCO at a meeting called for such purpose. The Administrative Agreement is for an initial term expiring February 28, 1998, and has been continued by action of the board of directors until May 15, 1999. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Fund, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Fund's board of directors approves such assignment.

     The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (a) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the

Fund; and (b) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

     As full compensation for services provided under the Administrative Agreement, the Fund pays a fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund. During the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid INVESCO administrative services fees in the amount of $748,034, $648,015 and $640,468, respectively.

     TRANSFER AGENCY AGREEMENT. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Fund, including a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

     The Transfer Agency Agreement provides that the Fund shall pay to INVESCO a fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts or omnibus account participants at any given time. For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid INVESCO transfer agency fees of $6,122,313, $6,785,271 and $5,698,274, respectively.

     OFFICERS AND DIRECTORS OF THE FUND. The overall direction and supervision of the Fund is the responsibility of the board of directors, which has the primary duty of seeing that the Fund's general investment policies and programs are carried out and that the Fund is properly administered. The officers of the Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

     All of the officers and directors of the Fund hold comparable positions with INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO
Blue Chip Growth Fund, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc. All of the directors and officers of the Fund also serve as trustees of INVESCO Value Trust and INVESCO Treasurer's Series Funds, Inc. Set forth below is information with respect to each of the Fund's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     KENNETH T. KING,+#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

     JOHN W. MCINTYRE,+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

     LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISI Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

     MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Vice President (May 1989 to April 1995) of INVESCO; Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May
1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and of IDI (since 1997); Trust Officer of ITC (1995 to
1998); and formerly (August 1992 to July 1995) Vice President of INVESCO. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990.
Born: August 21, 1956.

     ALAN I. WATSON,  Assistant  Secretary.  Vice  President  of INVESCO  (since
1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO (since 1984). Formerly, Trust Officer of ITC. Born: February 3, 1948.

     *These directors are "interested persons" of the Fund as defined in the 1940 Act.

     #Member of the audit committee of the Fund's board of directors.

     @Member of the derivatives committee of the Fund's board of directors.

     @@Member of the soft dollar brokerage committee of the Fund's board of directors.

     +Member of the executive committee of the Fund. On occasion, the executive committee acts upon the current and ordinary business of the Fund between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Fund. All decisions are subsequently submitted for ratification by the board of directors.

     **Member of the management liaison committee of the Fund.

      As of May 21, 1999, officers and directors of the Fund, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

DIRECTOR COMPENSATION
---------------------

The following table sets forth, for the fiscal year ended June 30, 1998, the compensation paid by the Fund to its independent directors for services rendered in their capacities as directors of the Fund; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Distributors, Inc. and INVESCO (including the Fund), INVESCO Treasurer's Series Funds, Inc. and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1997. As of December 31, 1997, there were 49 funds in the INVESCO Complex.


                                                                                         Total
                                                                                     Compensa-
                                                  Benefits         Estimated         tion From
                               Aggregate        Accrued As            Annual           INVESCO
                               Compensa-           Part of          Benefits           Complex
                               tion From              Fund              Upon           Paid To
                                Fund (1)      Expenses (2)     Retirement(3)      Directors(1)


Fred A. Deering,                 $12,933           $11,683           $ 7,497          $113,350
Vice Chairman of
  the Board

Victor L. Andrews                 12,283            11,040             8,678            92,700

Bob R. Baker                      13,314             9,859            11,630            96,050

Lawrence H. Budner                11,623            11,040             8,678            91,000

Daniel D. Chabris(4)              12,371            11,934             6,476            89,350

Wendy L. Gramm                    10,388                 0                 0            39,000

Kenneth T. King                   10,728            12,133             6,800            94,350

John W. McIntyre                  10,967                 0                 0           104,000

Larry Soll                        10,967                 0                 0            78,000
                                 -------------------------------------------------------------

Total                           $105,574           $67,689           $49,759          $797,800

% of Net Assets               0.0021%(5)        0.0013%(5)                          0.0046%(6)


     (1) The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees of each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3) These figures represent the Fund's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the directors retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Mr. McIntyre and Drs. Soll and Gramm, each of these directors has served as a director of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4) Mr. Chabris retired as a director effective September 30, 1998.

     (5) Total as a percentage of the Fund's net assets as of June 30, 1998.

     (6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1997.

     Messrs. Brady and Williamson, as "interested persons" of the Fund and of the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Fund or other funds in the INVESCO Complex for their services as directors.

     The boards of directors/trustees of the mutual funds managed by INVESCO and INVESCO Treasurer's Series Funds, Inc. have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally at the retirement age of 72 or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director s second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO and INVESCO Treasurer's Series Funds, Inc. in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris as of October 1, 1998. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO funds. The deferred amounts are being invested in shares of certain of the INVESCO funds. Each independent director is, therefore, an indirect owner of shares of such INVESCO funds.

     The Fund has an audit committee that is comprised of four of the directors who are not interested persons of the Fund. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Fund has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Fund, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

     The Fund has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Fund, and to review policies and procedures of the Fund's adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Fund's board of directors.

     The Fund has a derivatives committee. The committee meets periodically to review derivatives investments made by the Fund. It monitors derivatives usage by the Fund and the procedures utilized by the Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the board of directors. It reports on these matters to the Fund's board of directors.

HOW SHARES CAN BE PURCHASED
---------------------------

     The Fund's shares are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

     The Fund has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

     IDI acts as the Fund's distributor under a distribution agreement with the Fund and bears all expenses, including the costs of printing and distributing prospectuses, incident to direct sales and distribution of the Fund's shares on a no-load basis.

     DISTRIBUTION PLAN. As discussed in the section of the Fund's Prospectus entitled "How To Buy Shares Distribution Expenses," the Fund has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1990. The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payment by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended June 30, 1998 the Fund made payments to INVESCO (the predecessor of IDI as distributor of shares of the Fund) and IDI under the 12b-1 Plan (prior to the voluntary absorption of certain Fund expenses by INVESCO) in the amount of $12,162,095. In addition, as of June 30, 1998, $1,038,123 of additional distribution accruals had been incurred by the Fund, and will be paid to IDI during the fiscal year ended June 30, 1999. As noted in the Prospectus, one type of expenditure is the payment of compensation to securities companies, and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Fund does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

     For the fiscal year ended June 30, 1998, allocations of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising -- $3,264,533; sales literature, printing and postage -- $786,905; direct mail -- $1,058,990; public relations/promotion -- $287,465; compensation to securities dealers and other organizations -- $5,381,075; marketing personnel -- $1,383,127.

     The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer-processable tapes of the Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

     The Plan was approved on April 17, 1990, at a meeting called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the Fund nor have any financial interest in the operation of the Plan ("independent directors"). The board of directors, on February 4, 1997, approved amending the Plan effective January 1, 1997, to convert the Plan to a compensation type 12b-1 plan. This amendment of the Plan did NOT result in increasing the amount of the Fund's payments thereunder. Pursuant to authorization granted by the Fund's board of directors on September 2, 1997, a new Plan became effective on September 30, 1997, under which IDI assumed all obligations related to distribution from INVESCO. The Plan was continued by action of the board of directors until May 15, 1999.

     The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Fund cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the independent directors, or shareholders of the Fund, vote to terminate the Plan. The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Fund shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Fund, including a majority of the independent directors.

Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the independent directors, or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

     To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Fund may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the independent directors, by a vote cast in person at a meeting called for such purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.

     The only  directors  or  interested  persons,  as that term is  defined  in
Section 2(a)(19) of the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Fund listed herein under the section entitled "The Fund And Its Management - Officers and Directors of the Fund" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Fund believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

     (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

     (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;

     (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:

         (a) To  have  greater  resources  to  make  the  financial  commitments
             necessary   to  improve   the  quality  and  level  of  the  Fund's
             shareholder services (in both systems and personnel),

         (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

         (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

     (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED
---------------------

     As described in the section of the Fund's Prospectus entitled "Fund Price And Performance" the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share of the Fund might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund plus its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter markets for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Fund's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase normally are valued at amortized cost.

     The values of securities held by the Fund and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security.

FUND PERFORMANCE
----------------

     As discussed in the section of the Fund's Prospectus entitled "Fund Price and Performance," the Fund advertises its yield and total return performance. In calculating yield quotations for the Fund, interest earned is determined by computing yield to maturity (or yield to call, if applicable) of each obligation held by the Fund, based upon the market value of each obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to an obligation purchased during the month, the purchase price plus accrued interest. The resultant yield to maturity is divided by 360 and multiplied by the market value of the obligation (including actual accrued interest), and the result is multiplied by the number of days in the subsequent month that the obligation is in the Fund (assuming that each month has 30 days). Dividends received held by the Fund are recognized, for purposes of yield calculations, on a daily accrual basis. The Fund's yield for the 30 days ended June 30, 1998, was 2.60%.

     Average annual total return performance for the one-, five- and ten-year periods ended June 30, 1998, was 20.55%, 16.21% and 16.62%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        n
P(1 + T) = ERV

where:         P = initial payment of $1000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of initial payment

     The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period.

     In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

     In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the "Equity Income Funds" mutual fund grouping, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

        AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
        BANXQUOTE
        BARRON'S
        BUSINESS WEEK
        CDA INVESTMENT TECHNOLOGIES
        CNBC
        CNN
        CONSUMER DIGEST
        FINANCIAL TIMES
        FINANCIAL WORLD
        FORBES
        FORTUNE
        IBBOTSON ASSOCIATES, INC.
        INSTITUTIONAL INVESTOR
        INVESTMENT COMPANY DATA, INC.
        INVESTOR'S BUSINESS DAILY

        KIPLINGER'S PERSONAL FINANCE
        LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE
         ANALYSIS
        MONEY
        MORNINGSTAR
        MUTUAL FUND FORECASTER
        NO-LOAD ANALYST
        NO-LOAD FUND X
        PERFORMANCE ANALYSIS
        PERSONAL INVESTOR
        SMART MONEY
        THE NEW YORK TIMES
        THE NO-LOAD FUND INVESTOR
        U.S. NEWS AND WORLD REPORT
        UNITED MUTUAL FUND SELECTOR
        USA TODAY
        WALL STREET JOURNAL
        WIESENBERGER INVESTMENT COMPANIES SERVICES
        WORKING WOMAN
        WORTH

SERVICES PROVIDED BY THE FUND
-----------------------------

     PERIODIC WITHDRAWAL PLAN. As described in the section of the Fund's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment, and payments will be mailed within five business days thereafter.

     The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.

     Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     EXCHANGE POLICY. As discussed in the section of the Prospectus entitled "How To Buy Shares - Exchange Policy," the Fund offers shareholders the ability to exchange shares of the Fund for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a NEW account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS
-----------------------------

     As described in the section of the Prospectus entitled "Fund Services," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES
--------------------

     Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of the Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

     The Fund has authorized brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

     It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
----------------------------------------

     The Fund intends to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified in the fiscal year ended June 30, 1998, and intends to qualify during the current fiscal year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

     Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.

     Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at the maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

     All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

     INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares of a fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change the method.

     If the Fund's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES
--------------------

     PORTFOLIO TURNOVER. There are no fixed limitations regarding the Fund's portfolio turnover. Since the Fund started business, the rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances. Portfolio turnover rates for the fiscal years ended June 30, 1998, 1997 and 1996 were 58%, 47% and 63%, respectively. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less were excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

     PLACEMENT OF PORTFOLIO BROKERAGE. INVESCO, as the Fund's investment adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that any commissions charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, spread, or discount available.

     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with the Fund.

     In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO, consistent with the standard of seeking to obtain the best execution of portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

     Portfolio transactions may be effected through qualified brokers and dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of Fund shares by a broker or dealer in selecting among qualified brokers and dealers.

     Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Fund's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Fund's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit may be applied against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, or against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Fund's board of directors has also authorized the Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan in compensation of expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.

     The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended June 30, 1998, 1997 and 1996 were $6,092,269, $4,594,928 and $4,668,404, respectively. For the fiscal year ended June 30, 1998, brokers providing research services received $2,135,896 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $1,932,746,961. As a result of selling shares of the Fund, brokers received $15,000 in commissions on portfolio transactions effected for the Fund during the fiscal year ended June 30, 1998.

     At June 30, 1998, the Fund held securities of its regular brokers or dealers, or their parents, as follows:

                                                             Value of Securities
BROKER OR DEALER                                                      AT 6/30/98

Sears Roebuck Acceptance                                         $ 89,009,000.00
American Express Credit                                          $ 22,690,000.00
Cigna Corp.                                                      $ 43,447,000.00
General Electric Capital                                         $ 28,000,000.00
General Electric                                                 $127,400,000.00

General Motors Acceptance                                        $ 11,781,250.00
Ford Motor Credit                                                $ 44,250,000.00
Donaldson Lufkin & Jenrette Securities                           $  5,985,953.98
Lehman Brothers Holdings                                         $  4,192,263.84

     INVESCO does not receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION
----------------------

     COMMON STOCK. The Company has one billion six hundred million authorized shares of common stock with a par value of $1.00 per share. All shares are of one class with equal rights as to voting, dividends and liquidation. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. Shares have no preemptive rights and are freely transferable on the books of the Fund.

     Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Fund's shareholders. It is the intention of the Fund not to hold annual meetings of shareholders. The directors may call annual or special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Company's Articles of Incorporation, or at their discretion.

     PRINCIPAL SHAREHOLDERS. As of April 30, 1999, the following entities held more than 5% of the Fund's outstanding equity securities.

                                                  Amount and           Class and
                                                  Nature of            Percent
NAME AND ADDRESS                                  OWNERSHIP            OF CLASS
--------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                         41,165,979.7780      13.38%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

     CUSTODIAN. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Fund. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Fund, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.

     TRANSFER AGENT. The Fund is provided with transfer agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

     REPORTS TO SHAREHOLDERS. The Fund's fiscal year ends on June 30. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Fund, audited by the independent accountants, are sent to shareholders annually.

     LEGAL COUNSEL. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Fund. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Fund.

     FINANCIAL STATEMENTS. The Fund's audited financial statements and the notes thereto for the fiscal year ended June 30, 1998 and the report of
PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998.

     PROSPECTUS. The Fund will furnish, without charge, a copy of the Prospectus upon request. Such requests should be made to the Fund at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     REGISTRATION STATEMENT. This Statement of Additional Information and the related Prospectus do not contain all of the information set forth in the
Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

APPENDIX A

BOND RATINGS
------------

     The following is a description of Moody's and S&P's bond ratings:

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

STATEMENT OF ADDITIONAL INFORMATION
May 28, 1999

                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                            INVESCO Total Return Fund


Address:                                          Mailing Address:

7800 E. Union Avenue                              Post Office Box 173706
Denver, Colorado  80237                           Denver, Colorado  80217-3706

                                   Telephone:
                       In continental U.S., 1-800/525-8085

INVESCO Total Return Fund (the "Fund") seeks to provide investors with a high total return on investment through capital appreciation and current income. The Fund is a series of INVESCO Combination Stock & Bond Funds, Inc. (the "Company"), which is an open-end management investment company. The Company may offer additional Funds in the future.

      The Fund's prospectus dated May 28, 1999 which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

TABLE OF CONTENTS
                                                                            Page
INVESTMENT POLICIES AND RESTRICTIONS...........................................1
THE FUNDS AND THEIR MANAGEMENT................................................10
HOW SHARES CAN BE PURCHASED...................................................23
HOW SHARES ARE VALUED.........................................................26
FUND PERFORMANCE..............................................................27
SERVICES PROVIDED BY THE TRUST................................................29
TAX-DEFERRED RETIREMENT PLANS.................................................30
HOW TO REDEEM SHARES..........................................................30
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................31
INVESTMENT PRACTICES..........................................................33
ADDITIONAL INFORMATION........................................................36
APPENDIX A....................................................................38
APPENDIX B....................................................................40

INVESTMENT POLICIES AND RESTRICTIONS

      Reference is made to the section entitled "Investment Objectives And Policies" in the Prospectus for a discussion of the investment objectives and policies of the Fund. In addition, set forth below is further information relating to the INVESCO Total Return Fund.

      LOANS OF PORTFOLIO SECURITIES. As discussed in the section entitled "Risk Factors" in the Prospectus, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund's custodian consisting of cash or securities issued or guaranteed by the United States Government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to earn income on the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by the adviser or sub-adviser (collectively, "Fund Management"), under procedures established by the Company's board of directors (the "Board"), to be creditworthy and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure the Fund.

      FUTURES AND OPTIONS ON FUTURES. As discussed in the Prospectus, the Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission ("CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

      Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies (i.e., non-U.S. currencies) ("forward contracts") as a hedge against possible variations in foreign exchange rates. A forward contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward contracts. The Fund will not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its investment adviser. The Fund will not enter into forward contracts for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed in its Prospectus.

      REAL ESTATE INVESTMENT TRUSTS. Although the Fund is not permitted to invest in real estate directly, it may invest in real estate investment trusts ("REITs"). A REIT is a trust which sells shares to investors and uses the proceeds to invest in real estate or interests in real estate.

      The Fund has adopted a policy which permits it to write, purchase or sell put and call options on individual securities, securities indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts.

      PUT AND CALL OPTIONS. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase in the case of a "call" option or sell in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security in the case of a call option or to purchase the security in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customer's orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

      FUTURES AND OPTIONS ON FUTURES. As described in the Fund's Prospectus, the Fund may enter into futures contracts and purchase and sell ("write") options to buy or sell futures contracts. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission ("CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills). This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

      Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put option on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

      The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

      For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

      INVESTMENT RESTRICTIONS. As discussed in the section of the Fund's Prospectus entitled "Investment Policies and Risks," the Fund is subject to certain investment restrictions. For purposes of the following investment restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

      The following restrictions are fundamental and may not be changed without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund. The Fund, unless otherwise indicated, may not:

      (1) Other than investments by the Fund, in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of it's total assets;

      (2) with respect to seventy-five percent (75%) of the Fund's total assets, purchase the securities of any one issuer (except cash items and "government issuers" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

      (3) Underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

      (4) Invest in companies for the purpose of exercising control or management.

      (5) Issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the Fund's total assets at the time the borrowing is made.

      (6) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets.

      (7) Sell short, except the Fund may purchase or sell options or futures, or write, purchase or sell puts and calls.

      (8) Buy on margin, except the Fund may purchase or sell options or futures, or write, purchase or sell puts and calls.

      (9) Purchase or sell real estate except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      (10) Buy or sell commodities contracts (however the Fund may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies or financial futures or options on financial futures, or undertaking forward currency contracts.

      (11) Make loans to other persons, provided that the Fund may purchase debt obligations consistent with its investment objectives and policies and the Fund may lend limited amounts (not to exceed 10% of its total assets) of its portfolio securities to broker-dealers or other institutional investors.

      (12) Purchase securities of other investment companies except (i) in connection with a merger, consolidation, acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. The Company may invest from time to time a portion of the Fund's cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of the Fund's assets be so invested. Should the Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees.

      (13) Invest in securities for which there are legal or contractual restrictions on resale, except that the Fund may invest no more than 2% of the value of its total assets in such securities; or invest in securities for which there is no readily available market, except that the Fund may invest no more than 5% of the value its total assets in such securities.


      In applying the industry concentration investment restriction (no. 1 above), the Fund uses a modified S&P industry code classification schema which uses various sources to classify securities.

      In applying restriction (13) above, the Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 5% of total assets limit.

      Additional investment restrictions adopted by the Company on behalf of the Fund and which may be changed by the Board at its discretion provide that the Fund may not:

      (1) (a) enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivative positions held by the Fund and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (b) enter into any derivative positions if the aggregate net amount of the Fund's commitments under outstanding derivative positions of the Fund would exceed the market value of the total assets of the Fund.

      (2) Purchase or sell interests in oil, gas or other mineral leases or exploration or development programs. The Fund, however, may purchase or sell securities issued by entities which invest in such interests.

      (3) Invest more than 5% of the Fund's total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation.

      (4) Purchase or retain the securities of any issuer if any individual officers and directors of the Company, the Adviser, or any subsidiary thereof owns individually more than 0.5% of the securities of that issuer and all such officers and directors together own more than 5% of the securities of that issuer.

      (5)  Engage in arbitrage transactions.

      (6) To the extent the Fund invests in warrants, the investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund as part of a unit or attached to securities may be deemed to be without value.

      (7) Invest more than 25% of the value of the Fund's total assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United

           States  may  involve   significant  risks  not  present  in  domestic
           investments.

THE FUND AND ITS MANAGEMENT

      THE COMPANY. The Company was organized under the laws of Maryland on August 19, 1993. On September 10, 1998, the name of the Company was changed to INVESCO Flexible Funds, Inc. On October 29, 1998, the name of the Company was changed to INVESCO Combination Stock & Bond Funds, Inc. On May 28, 19999, the Company assumed all of the assets and liabilities of INVESCO Total Return Fund, a Series of INVESCO Value Trust. INVESCO Value Trust was organized under the laws of Massachusetts on July 15, 1987.

      THE INVESTMENT ADVISER. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Fund's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

      THE INVESTMENT SUB-ADVISER. INVESCO has contracted with INVESCO Capital Management, Inc. ("ICM") to provide investment advisory and research services to the Fund ICM, the Fund's investment adviser from inception of the Fund to 1991, has the primary responsibility for providing portfolio investment management services to the Fund.

      THE DISTRIBUTOR. INVESCO Distributors, Inc. ("IDI") is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

      INVESCO, ICM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc., that created one of the largest independent investment management businesses in the world with approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and, as of August 31, 1998 managed 14 mutual funds, consisting of 49 separate portfolios, on behalf of 899,439 shareholders.

      AMVESCAP PLC's other North American subsidiaries include the following:

      --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

      --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

      --Institutional Trust Company doing business as INVESCO Trust Company ("ITC") of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

      --INVESCO   Capital   Management,   Inc.  of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer.

      --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

      --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate plans, public pension funds, and endowment and foundation accounts.

      --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

      --INVESCO (NY), Inc. of New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as subadviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.

      --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

      --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies that issue variable annuity and/or variable life insurance products.

      --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

      The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

      As indicated in the Fund's Prospectus, INVESCO and ICM permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO, ICM and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO, ICM and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO, ICM and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO or ICM.

      INVESTMENT ADVISORY AGREEMENT. INVESCO serves as investment adviser pursuant to an investment advisory agreement dated February 28, 1997 with the Company (the "Agreement") which was approved by the Board on November 6, 1996 by a vote cast in person by a majority of the directors of the company, including a majority of the directors who are not "interested persons" of the Fund or INVESCO at a meeting called for such purpose. Shareholders of the other series of the Company approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Board through May 15, 1999. Thereafter, the Agreement may be continued from year to year with respect to the Fund as long as such continuance is specifically approved at least annually by the Board, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Fund who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement was approved with respect to the Fund by the Fund's shareholder on May 28, 1999. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Agreement provides that INVESCO shall manage the investment portfolios of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund, excluding, however, those services that are the subject of separate agreement between the Fund and INVESCO or any affiliate thereof, including distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. INVESCO will pay the fee of any sub-adviser. Services provided include, but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the Fund's prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund. The responsibility for making decisions to buy, sell, or hold a particular security rests with INVESCO, as well as ICM as the Sub-Adviser, subject to review by the Board.

      As full compensation for its advisory services to the Fund, INVESCO receives a monthly fee. This fee is based upon a percentage of the Fund's average net assets, determined daily. The fee is calculated at the annual rate of: 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; and 0.50% on the Fund's average net assets in excess of $1 billion.

      SUB-ADVISORY AGREEMENT. ICM serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with INVESCO which was approved by the Board on August 5, 1998, including a majority of the directors who are not "interested persons" of the Company, INVESCO or ICM. The Shareholder of the Fund approved the Sub-Agreement on May 28, 1999 for an initial term expiring February 28, 2000. The Sub-Agreement may be continued from year to year by the Fund so long as each such continuance is specifically approved by the Board, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the Board who are not parties to the

Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Fund upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreement provides that ICM, subject to the supervision of INVESCO, shall manage the investment portfolios of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the Board of the Fund or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Advisers; (e) determining what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

      The Sub-Agreement provides that as compensation for its services, ICM shall receive from INVESCO, at the end of each month, a fee based on the average daily value of the Fund's net assets. Based upon the approval of the Board at a meeting held May 14, 1998, the calculation of the sub-advisory fee has been changed from 33.33% of the advisory fee (0.25% on the first $500 million of the Fund's average net assets; 0.2167% on the next $500 million of the Fund's assets; and 0.1667% on the Fund's average net assets in excess of $1 billion) to 40% of the advisory fee (0.30% on the first $500 million of the Fund's average net assets; 0.26% on the next $500 million of the Fund's assets; and 0.20% on the Fund's average net assets in excess of $1 billion;). The sub-advisory fees are paid by INVESCO, not the Fund.

      ADMINISTRATIVE SERVICES AGREEMENT. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services Agreement with the Company dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the Board on November 6, 1996 by a vote cast in person by all of the directors, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998, and has been continued by action of the Board through May 15, 1999. The Administrative Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the

Board, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the board of trustees approves such assignment.

      The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: required administrative and internal accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, and providing selected general ledger reports.

      As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund. For providing such services, INVESCO received administrative services fees in the amount of $455,075 for the fiscal year ended August 31, 1998.

      TRANSFER AGENCY AGREEMENT. INVESCO performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement with the Company dated February 28, 1997, which was approved November 6, 1996 by the Board, including a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party. The Transfer Agency Agreement was for an initial term expiring February 28, 1998 and has been extended by the Board through May 15, 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year so long as such continuance is specifically approved at least annually by the Board, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice.

      The Transfer Agency Agreement provides that the Fund shall pay to INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. These fees are paid monthly at the rate of 1/12 of the annual fee and are based upon the number of shareholder accounts or, where applicable, per participant in an omnibus account. For the year ended August 31, 1998, the Fund paid INVESCO transfer agency fees of $4,890,325.

      Set forth below is a table showing the advisory fees, transfer agency fees and administrative fees paid by the Fund for the fiscal years ended August 31, 1998, 1997 and 1996.



                                                   Fiscal year                     Fiscal year                     Fiscal year
                                            ended August 31, 1998        ended August 31, 1997           ended August 31, 1996
                                            ----------------------------------------------------------------------------------
-----------------------------------------------------
                                           Transfer   Adminis-             Transfer   Adminis-              Transfer  Adminis-
                                Advisory     Agency    trative  Advisory     Agency    trative   Advisory     Agency   trative
Portfolio                           Fees       Fees       Fees      Fees       Fees       Fees       Fees       Fees      Fees
-------------               --------------------------------------------------------------------------------------------------
INVESCO Total Return       $13,926,522   $3,767,444  $367,796  $9,140,227  $2,332,422  $224,249 $6,025,905  $953,383  $137,623

      OFFICERS AND DIRECTORS. The overall direction and supervision of the Company is the responsibility of the Board, which has the primary duty of seeing that the general investment policies and programs of the Fund are carried out and that the Fund is properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Company. INVESCO, along with ICM, has the primary responsibility for making investment decisions on behalf of the Company. These investment decisions are reviewed by the investment committee of INVESCO.

      All of the officers and directors of the Company hold comparable positions with INVESCO Bond Funds, Inc. (formerly, INVESCO Income Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) and INVESCO Tax-Free Income Funds, Inc. In addition, all of the directors of the Fund are also trustees of INVESCO Treasurer's Series Funds, Inc. and INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and trustees. Unless otherwise indicated, the address of the officers and trustees is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

      CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

      FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

      VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

      BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1600

Pierce Street, Lakewood, Colorado. Born: August 7, 1936.

      LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

      WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

      KENNETH T. KING,#+@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

      JOHN W. MCINTYRE,#+@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

      LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISD Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

      MARK H. WILLIAMSON, +* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

      GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, Secretary and General Counsel of IDI (since 1997); Secretary of INVESCO Global Health Sciences Fund, Vice President (May 1989 to April 1995) of INVESCO; Senior Vice President (1995 to 1998), Secretary (1989 to 1998) and General Counsel (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born: September 25, 1947.

      RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Treasurer, Principal Financial and Accounting Officer, INVESCO Global Health Sciences Fund. Senior Vice President and Treasurer of ITC (1988 to 1998). Born:
October 1, 1946.

      WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and of IDI (since 1997) and formerly, Trust Officer of ITC (1995 to 1998) and Vice President of INVESCO (1992 to 1995). Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

      ALAN I. WATSON,  Assistant  Secretary.  Vice  President of INVESCO  (since
1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

      JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO (since 1984) and of IDI (since 1997). Formerly, Trust Officer of ITC. Born: February 3, 1948.

      *These directors are "interested persons" of the Company as defined in the 1940 Act.

      #Member of the audit committee of the Company.

      @Member of the derivatives committee of the Company.

      @@Member of the soft dollar brokerage committee of the Company.

      +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the board in the management of the business of the Company. All decisions are subsequently submitted for ratification by the Board.

      **Member of the management liaison committee of the Company.

      As of May 21, 1999, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of any Fund's outstanding shares.

Director Compensation
---------------------

      The following table sets forth, for the fiscal year ended August 31, 1998, the compensation paid by Value Trust, the predecessor of the Company with respect to the Fund, to the independent directors of the Company for services rendered in their capacities as trustees of Value Trust; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to Value Trust. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI and advised by INVESCO (including the Company), INVESCO Treasurer's Series Funds, Inc. and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1997. As of December 31, 1997, there were 49 funds in the INVESCO Complex.


                                                                                         Total
                                                                                     Compensa-
                                              Benefits         Estimated             tion From
                           Aggregate        Accrued As            Annual               INVESCO
                           Compensa-           Part of          Benefits               Complex
                           tion From       Value Trust              Upon               Paid To
                      Value Trust(1)       Expenses(2)     Retirement(3)  Directors/Trustees(1)

Fred A. Deering,              $9,418            $5,735            $3,680              $113,350
Vice Chairman of
  the Board

Victor L. Andrews              9,004             5,420             4,260                92,700

Bob R. Baker                   9,568             4,840             5,709                96,050

Lawrence H. Budner             8,697             5,420             4,260                91,000

Daniel D. Chabris (4)          9,106             5,858             3,179                89,350

Wendy L. Gramm                 8,368                 0                 0                39,000

Kenneth T. King                8,085             5,956             3,338                94,350

John W. McIntyre               8,486                 0                 0               104,000

Larry Soll                     8,486                 0                 0                78,000
                              ------           -------           -------               -------

Total                        $79,218           $33,229           $24,426              $797,800

% of Net Assets           0.0027%(5)        0.0011%(5)                              0.0046%(6)

      (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent trustees.

      (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the trustees.

      (3)These figures represent Value Trust's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the trustees retirement, calculated using the current method of allocating trustee compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the trustees will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex and for other reasons during the period in which retirement benefits are accrued on behalf of the respective trustees. This results in lower estimated benefits for trustees who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Drs. Soll and Gramm, each of these trustees has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

      (4)Mr. Chabris retired as a trustee effective September 30, 1998.

      (5)Total as a percentage of the Value Trust's net assets as of August 31, 1998.

      (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1997.

      Messrs. Brady and Williamson, as "interested persons" of the Company, and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies and do not receive any directors fees or other compensation from the Fund or other funds in the INVESCO Complex for their services as trustees.

      The boards of directors/trustees of the mutual funds managed by INVESCO, INVESCO Treasurer's Series Funds, Inc. have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally upon retiring from the boards at the retirement age of 72), or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such qualified director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three director who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO, INVESCO Treasurer's Series Fund's, Inc. in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris on October 1, 1998. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of certain of the INVESCO and INVESCO Treasurer's Series funds. Each independent director is, therefore, an indirect owner of shares of each such INVESCO and INVESCO Treasurer's Series Fund's, Inc. fund.

      The Company has an audit committee that is comprised of four of the directors who are not interested persons of the Fund. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Company has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision.

      The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Fund, and to review policies and procedures of the Fund's adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Board.

      The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Fund. It monitors derivatives usage by the Fund and the procedures utilized by the Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. It reports on these matters to the Board.

HOW SHARES CAN BE PURCHASED
---------------------------

      Shares of the Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

      The Fund has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at a Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

      IDI acts as the Fund's distributor under a distribution agreement with the Fund and bears all expenses, including the costs of printing and distributing of prospectuses, incident to direct sales and distribution of Fund shares on a no-load basis.

      DISTRIBUTION PLAN. As described in the Prospectuses, the Fund has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved February 3, 1998 at meetings called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the Fund nor have any financial interest in the operation of the Plan ("independent trustees"). The Plan was approved by shareholders of the Fund on May 6, 1998.

      The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of its new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions added on or after June 1, 1998 to compensate IDI for expenses incurred by it in connection with the distribution of the Fund's shares to investors.

      Payment by the Fund under the Plan, for any month, may only be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. All distribution expenses paid by the Fund for the fiscal year ended August 31, 1998 were paid to IDI. For the fiscal year ended August 31, 1998, Total Return Fund $46,730 in distribution expenses, prior to the voluntary absorption of certain Fund expenses by INVESCO. In addition, as of August 31, 1998, the Fund incurred $54,925 of additional distribution accruals which will be paid during the fiscal year ended August 31, 1999. As noted in the Prospectuses, one type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Fund does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

      For the fiscal year ended August 31, 1998, allocations of 12b-1 amounts paid by the Fund for the following categories were: advertising -- $3,231; sales literature, printing and postage -- $6,483; direct mail -- $1,079; public relations/promotion -- $12,038; compensation to securities dealers and other organizations -- $0; marketing personnel -- $23,899.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of the Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

      The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time, without penalty, if a majority of the independent directors, or shareholders vote to terminate the Plan. The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, none the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent trustees of the Fund shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders, and all material amendments to the Plan must be approved by the Board, including a majority of the independent directors. Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the independent directors, or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Fund may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the independent directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund is provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.

      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Fund listed herein under the section entitled "The Fund And Its Management--Officers and Directors of the Trust" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Fund believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;

      (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:

           (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),

           (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

           (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED
---------------------

      As described in the section of the Fund's Prospectus entitled "How Shares Can Be Purchased," the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      The net asset value per share is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Fund's Board or pursuant to procedures adopted by the Board. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Fund's Board reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The value of securities and other assets held by the Fund used in computing net asset value generally is determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the net asset value on a particular day, the Fund's Board has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE
----------------

      As discussed in the section of the Fund's Prospectus entitled "Performance Data," the Fund advertises its total return performance. The average annual total return as of August 31, 1998 for shares of the Fund for the periods listed below were as follows:

Portfolio                                  1 Year        5 Years        10 Years
---------                                  ------        -------        --------
INVESCO Total Return Fund                 (-1.06%)       14.60%          13.71%


      Average annual total return performance for the Fund reflects the deduction of a proportional share of Fund expenses allocated to the Fund for the periods indicated. In each case, average annual total return was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               n
                                        P(1 + T) = ERV

        where: P = initial payment of $1000
                      T = average annual total return
                      n = number of years
                      ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

      In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

        AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
        BANXQUOTE
        BARRON'S
        BUSINESS WEEK
        CDA INVESTMENT TECHNOLOGIES
        CNBC
        CNN
        CONSUMER DIGEST
        FINANCIAL TIMES
        FINANCIAL WORLD
        FORBES
        FORTUNE

        IBBOTSON ASSOCIATES, INC.
        INSTITUTIONAL INVESTOR
        INVESTMENT COMPANY DATA, INC.
        INVESTOR'S BUSINESS DAILY
        KIPLINGER'S PERSONAL FINANCE
        LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE
          ANALYSIS
        MONEY
        MORNINGSTAR
        MUTUAL FUND FORECASTER
        NO-LOAD ANALYST
        NO-LOAD FUND X
        PERSONAL INVESTOR
        SMART MONEY
        THE NEW YORK TIMES
        THE NO-LOAD FUND INVESTOR
        U.S. NEWS AND WORLD REPORT
        UNITED MUTUAL FUND SELECTOR
        USA TODAY
        WALL STREET JOURNAL
        WIESENBERGER INVESTMENT COMPANIES SERVICES
        WORKING WOMAN
        WORTH

SERVICES PROVIDED BY THE TRUST
------------------------------

      PERIODIC WITHDRAWAL PLAN. As described in the section of the Fund's Prospectus entitled "Services Provided by the Fund," the Fund offers a Periodic Withdrawal Plan. All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

      Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      EXCHANGE POLICY. As discussed in the section of the Fund's Prospectus entitled "Services Provided by the Fund," the Fund offers shareholders the ability to exchange shares of the Fund for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a NEW account must meet the fund's applicable initial minimum investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS
-----------------------------

      As described in the section of the Fund's Prospectus entitled "Services Provided by the Fund," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES
--------------------

      Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of the Fund's Prospectus entitled "How To Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission ("SEC") by order so permits.

      The Fund has authorized one or more brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

      It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the Fund's investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Fund's investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
----------------------------------------

      The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified for the taxable year ended August 31, 1998, and intends to continue to qualify during its current taxable year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and that the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

      Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.

      Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.

      All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund or another Fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS'). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for the Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of it ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not imposes taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld will be treated as an expense of the Fund.

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.

      The Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years beginning after December 31, 1997. The Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES
--------------------

      PORTFOLIO TURNOVER. There are no fixed limitations regarding portfolio turnover for Fund. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended August 31, 1998, 1997 and 1996, were as follows:

FUND                                            1998          1997          1996
----                                            ----          ----          ----
INVESCO Total Return                            17%            4%           10%

      In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

      PLACEMENT OF PORTFOLIO BROKERAGE. INVESCO, as the Fund's investment adviser, and ICM, as sub-adviser of the Fund under the direct supervision of INVESCO, place orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or ICM's evaluation of such brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO or ICM evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, INVESCO or ICM also endeavors to monitor brokerage industry practices with regard to the commissions charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO or ICM seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission or spread available.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO or ICM may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO and ICM in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO or ICM in servicing all of their respective accounts and not all such services may be used by INVESCO or ICM in connection with the Fund.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO or ICM, consistent with the standard of seeking to obtain the best execution of portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified brokers and dealers that recommend the Fund to their clients, or that act as agent in the purchase of any of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser or sub-adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified brokers and dealers.

      Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in the Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum

Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Fund's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Fund's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by a Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Fund's board has also authorized the Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan to compensate IDI for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.

      The aggregate dollar amount of brokerage commissions paid by Total Return Fund for the fiscal year ended August 31, 1998 were $330,263. For the fiscal year ended August 31, 1998 brokers providing research services received $0 in commissions on portfolio transactions effected for the Fund. Neither the Fund, INVESCO, nor ICM paid any compensation to brokers for the sale of shares of the Fund during the fiscal year ended August 31, 1998.

      At August 31, 1998, the Fund held securities of their regular brokers or dealers, or their parents, as follows:

                                                                        Value of
                                                                   Securities at
Fund                          Broker or Dealer                   August 31, 1998
----                          ----------------                   ---------------

INVESCO Total Return          State Street Bank                       87,853,000
 Fund

      Neither INVESCO nor ICM receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO, ICM, or any person affiliated with INVESCO, ICM, or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION
----------------------

      COMMON STOCK. The Company has one billion six hundred million authorized shares of common stock with a par value of $1.00 per share. All shares are of one class with equal rights as to voting, dividends and liquidation. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. Shares have no preemptive rights and are freely transferable on the books of the Fund.

      Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Fund's shareholders. It is the intention of the Fund not to hold annual meetings of shareholders. The directors may call annual or special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Company's Articles of Incorporation, or at their discretion.

     PRINCIPAL SHAREHOLDERS. As of April 30, 1999, the following entities held more than 5% of the Fund's outstanding equity securities.

Name and Address                                                         Percent
of Beneficial Owner                          Number of Shares           of Class
-------------------                          ----------------          ---------

Charles Schwab & Co. Inc.                       20,501,786.1460           19.63%
Special Custody Acct.
for the Exclusive Benefit
of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Connecticut General Life Ins.                   12,884,016.3210           12.34%
c/o Liz Pezda M-110
P.O. Box 2975 H 19B
Hartford, CT  06104-2975

Bankers Trust Company                            7,414,073.3070            7.10%
Siemens Savings Plan
100 Plaza One  Ste M53048
Jersey City, NJ 07311-3999

FII0C Agent                                      5,903,792.6530            5.65%
Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987

      INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

      CUSTODIAN. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as the custodian of the cash and investment securities of the Fund. The bank is responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Fund, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

      TRANSFER AGENT. INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, dividend disbursing agent, and transfer agent for the Fund pursuant to the Transfer Agency Agreement described in "The Fund And Its Management." Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

      REPORTS TO SHAREHOLDERS. The Fund's fiscal year ends on August 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Fund, audited by the independent accountants, are sent to shareholders annually.

      LEGAL COUNSEL. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Fund. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Fund.

      FINANCIAL STATEMENTS. The Fund audited financial statements and the notes thereto for the year ended August 31, 1998, and the report of
PricewaterhouseCoopers LLP with respect to such financial statements are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998.

      PROSPECTUSES. The Fund will furnish, without charge, a copy of the Prospectus upon request. Such requests should be made to the Fund at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      REGISTRATION STATEMENT. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

        APPENDIX A

      BOND RATINGS. Description of Moody's and S&P's four highest bond rating categories:

      MOODY'S CORPORATE BOND RATINGS:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      S&P'S Corporate Bond Ratings:
      ----------------------------

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      APPENDIX B

      DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS
      -----------------------------------------------------

      OPTIONS ON SECURITIES

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

     Futures Contracts
     -----------------

      A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

      A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

      Options on Futures Contracts
      ----------------------------

      An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                            PART C. OTHER INFORMATION


Item 24.          Financial Statements and Exhibits:

            (a)   Financial Statements:

                  (1) Financial statements and schedules included in Prospectus (Part A):

                        Financial Highlights for INVESCO Balanced Fund for the period December 1, 1993 (commencement of investment operations) through July 31, 1994 and the years ended July 31, 1995, 1996, 1997 and 1998.

                        Financial Highlights for INVESCO Multi-Asset Allocation Fund for the period December 1, 1993 (commencement of operations) through July 31, 1994 and the years ended July 31, 1995, 1996, 1997 and 1998.


                        Financial Highlights for INVESCO Industrial Income Fund for the fiscal years ending June 30, 1989 through 1998 and unaudited Financial Highlights for the six months ended December 31, 1998.

                        Financial Highlights for INVESCO Total Return Fund for the fiscal years ended December 31, 1989 through 1992; the eight-month fiscal period ended August 31, 1993 and the fiscal years ending August 31, 1994 through 1998 and unaudited Financial Highlights for the six-months ended February 28, 1999.


                  (2) The following audited financial statements of INVESCO Combination Stock & Bond Funds, Inc. and the notes thereto for the fiscal year ended July 31, 1998, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated into the Statement of Additional Information by reference from the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1998; Statement of Investment Securities as of July 31, 1998; Statement of Assets and Liabilities as of July 31, 1998; Statement of Operations for the year ended July 31, 1998; Statement of Changes in Net Assets for each of the two years in the period ended July 31, 1998; Financial Highlights for each of the four years in the period ended July 31, 1998 and the period from commencement of the Funds' investment operations (December 1, 1993) through July 31, 1994.


                        The following audited financial statements of the INVESCO Industrial Income Fund and the notes thereto for the fiscal year ended June 30, 1998, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated into the Statement of Additional Information by reference from INVESCO Industrial Income Fund, Inc.'s (now known as INVESCO Industrial Income Fund) Annual Report to Shareholders for the fiscal year ended June 30, 1998:
                        Statement of Investment Securities as of June 30, 1998; Statement of Assets and Liabilities as of June 30, 1998; Statement of Operations for the year ended June 30, 1998; Statement of Changes in Net Assets for each of the two years in the period ended June 30, 1998; Financial Highlights for each of the five years in the Period ended June 30, 1998.

                        The following audited financial statements of the INVESCO Total Return Fund, one of the portfolios comprising INVESCO Value Trust, and the notes thereto for the fiscal year ended August 31, 1998, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated into the Statement of Additional Information by reference from INVESCO Value Trusts's Annual Report to Shareholders for the fiscal year ended August 31, 1998: Statement of Investment Securities as of August 31, 1998; Statement of Assets and Liabilities as of August 31, 1998; Statement of Operations for the year ended August 31, 1998; Statement of Changes in Net Assets for each of the two years in the period ended August 31, 1998; Financial Highlights for each of the five years in the Period ended August 31, 1998.

                        The following unaudited financial statements of INVESCO Combination Stock & Bond Funds, Inc. and the notes thereto for the six-month period ended January 31, 1999 are incorporated herein by reference to the SemiAnnual Report to Shareholders dated January 31, 1999 and filed March 23, 1999 with the Securities and Exchange Commission on EDGAR Accession Number 0000913126-99-000003.

                        The following unaudited financial statements of INVESCO Industrial Income Fund and the notes thereto for the six-month period ended December 31, 1998 are incorporated herein by reference to the SemiAnnual Report to Shareholders dated December 31, 1998 and filed on February 22, 1999 with the Securities and Exchange Commission EDGAR Accession Number 0000035732-99-000001.

                        The following unaudited financial statements of INVESCO Total Return Fund and the notes thereto for the six-month period ended February 28, 1999 are incorporated herein by reference to the SemiAnnual Report to Shareholders dated February 28, 1999 and filed on April 28, 1999 with the Securities and Exchange Commission EDGAR Accession Number 0000789940-99-000006.


                  (3)   Financial Statements and schedules included in Part C:
                        None. Schedules have been omitted as all information has been presented in the financial statements.

            (b)   Exhibits:

            (1)   Articles of Incorporation (Charter).(2)

                  (a) Articles of Amendment to Articles of Incorporation filed September 10, 1998.(4)


                  (b) Articles of Amendment of Articles of Incorporation filed May 24, 1999 (filed herewith).


            (2)   Bylaws.(2)

            (3)   Not applicable.


            (4) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, IV, VI and VIII of the Articles of Incorporation and Articles I, II, V, VI, VII, VIII, IX and X of the Bylaws of the Registrant.

            (5)   (a)   Form of Investment Advisory Agreement Between Registrant
                        and INVESCO Funds Group, Inc. dated February 28,
                        1997.(3)

                  (b) Form of Sub-Advisory Agreement Between INVESCO Funds Group, Inc. and INVESCO Management & Research, Inc. dated February 28, 1997.(3)

            (6)   (a)   Form of General Distribution Agreement Between
                        Registrant and INVESCO Funds Group, Inc. dated
                        February 28, 1997.(3)

                  (b) Form of General Distribution Agreement between Registrant and INVESCO Distributors, Inc. dated September 30, 1997.(3)

            (7)   (a)   Form of Defined Benefit Deferred Compensation Plan for
                        Non-Interested Directors and Trustees.(3)

                  (b) Form of Amended Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees.(4)

            (8) Form of Custody Agreement Between Registrant and State Street Bank and Trust Company dated October 20, 1993.(2)

                  (a) Form of Amendment to Custody Agreement dated October 25, 1995.(2)

                  (b)   Form of Data Access Services Addendum dated May 19,
                        1997.(3)

            (9)   (a)   Form of Transfer Agency Agreement Between Registrant
                        and INVESCO Funds Group, Inc. dated February 28,
                        1997.(3)

                  (b) Form of Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated February 28, 1997.(3)

            (10)  (a)   Opinion and Consent of Counsel as to the legality of
                        the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable dated September 30, 1993.(3)

                  (b) Opinion and Consent of Counsel with respect to INVESCO Industrial Income Fund as to the legality of the securities being registered dated May 28, 1999 (filed herewith).

                  (c) Opinion and Consent of Counsel with respect to INVESCO Total Return Fund as to the legality of the securities being registered dated May 28, 1999 (filed herewith).

            (11)  Consent of Independent Accountants (filed herewith).

            (12)  None.

            (13)  Not applicable.

            (14) Copies of model plans used in the establishment of retirement plans as follows:

                  (a)   Non-standardized Profit Sharing Plan (4);

                  (b)   Non-standardized Money Purchase Pension Plan (4);

                  (c)   Standardized Profit Sharing Plan Adoption Agreement (4);

                  (d)   Standardized Money Purchase Pensions Plan (4);

                  (e)   Non-standardized 401(k) Plan Adoption Agreement (4);

                  (f)   Standardized 401(k) Paired Profit Sharing Plan (4);

                  (g)   Standardized Simplified Profit Sharing Plan (4);

                  (h)   Defined Contribution Master Plan & Trust Agreement (4).


            (15)  (a)   Form of Plan and Agreement of Distribution pursuant
                        to Rule 12b-1 under the Investment Company Act of 1940
                        dated October 20, 1993.(2)

                  (b) Form of Amendment of Plan and Agreement of Distribution pursuant to 12b-1 under the Investment Company Act of 1940 dated July 19, 1995.(3)

                  (c) Form of Amended Plan and Agreement of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated January 1, 1997.(3)

                  (d) Form of Amended Plan and Agreement of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated September 30, 1997.(3)


            (16)  (a)   Schedule for computation of performance data for
                        INVESCO Balanced Fund.(3)

                  (b) Schedule for computation of performance data for INVESCO Multi-Asset Allocation Fund.(3)


                  (c) Schedule for computation of performance data for INVESCO Industrial Income Fund.(5)

                  (d) Schedule for computation of performance data for INVESCO Total Return Fund.(6)

            (17)  (a)   Financial Data Schedule for the period ended July 31,
                        1998, for INVESCO Balanced Fund.(4)

                  (b) Financial Data Schedule for the period ended July 31, 1998, for INVESCO Multi-Asset Allocation Fund.(4)


                  (c) Financial Data Schedule for the period ended June 30, 1998 for INVESCO Industrial Income Fund.(7)

                  (d) Financial Data Schedule for the period ended July 31, 1998 for INVESCO Total Return Fund.(8)


            (18)  Not applicable.


--------------------------
(1) Previously filed on EDGAR with the Registrant's Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A on September 21, 1995, and incorporated herein by reference.

(2) Previously filed on EDGAR with Post-Effective Amendment No. 4 dated November 27, 1996 and incorporated herein by reference.

(3) Previously filed on EDGAR with Post-Effective Amendment No. 5 dated November 24, 1997 and incorporated herein by reference.

(4) Previously filed on EDGAR with Post-Effective Amendment No. 6 filed on September 29, 1998 and incorporated herein by reference.

(5) Previously filed on EDGAR with Post-Effective Amendment No. 57 to the Registration Statement of INVESCO Industrial Income Fund, Inc. on October 24, 1997 and incorporated herein by reference.

(6) Previously filed on EDGAR with Post-Effective Amendment No. 22 to the Registration Statement of INVESCO Value Trust on December 23, 1997 and incorporated herein by reference.

(7) Previously filed on EDGAR with Post Effective Amendment No. 59 to the Registration Statement of INVESCO Industrial Income Fund, Inc. on October 27, 1998 and incorporated herein by reference.

(8) Previously filed on EDGAR with Post-Effective Amendment No. 23 to the Registration Statement of INVESCO Value Trust on October 30, 1998 and incorporated herein by reference.

Item 25.    Persons Controlled by or Under Common Control With Registrant

            None.

Item 26.    Number of Holders of Securities
                                                Number of Record Holders as of
                                                August 31, 1998

            Title of Class
            --------------
            INVESCO Multi-Asset Allocation Fund                       1,958
            INVESCO Balanced Fund                                    16,846


                                                 Number of Record Holders as of
                                                 September 30, 1998


            INVESCO Industrial Income Fund                          193,122
            INVESCO Total Return Fund                                19,157






Item 27.    Indemnification

            Indemnification provisions for officers and directors of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation and are hereby incorporated by reference. See Item 24(b)(1) above. Under these Articles, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 28.    Business and other Connections of Investment Adviser

            See "The Fund and Its Management" in the Prospectuses and "The Funds and Their Management" in the Statement of Additional Information for information regarding the business of the investment advisor, INVESCO.

            Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO, and who, during the past two fiscal years, have held positions with Institutional Trust Company d.b.a. INVESCO Trust Company, an affiliate of INVESCO.

Name                        Position with Adviser      Principal Occupation and
                                                       Company Affiliation
----------                  ---------------------      ------------------------

Dan J. Hesser               Chairman and Director      Chairman
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Mark H. Williamson          Officer & Director         President & Chief
                                                       Executive Officer
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

William J. Galvin, Jr.      Officer                    Senior Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Ronald L. Grooms            Officer                    Senior Vice President &
                                                       Treasurer
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Richard W. Healey           Officer                    Senior Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Daniel B. Leonard           Officer                    Senior Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Charles P. Mayer            Officer & Director         Senior Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Timothy J. Miller           Officer                    Senior Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Donovan J. (Jerry) Paul     Officer                    Senior Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Glen A. Payne               Officer                    Senior Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

John R. Schroer, II         Officer                    Senior Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Ingeborg S. Cosby           Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Elroy E. Frye, Jr.          Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Linda J. Gieger             Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Mark D. Greenberg           Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Gerard F. Hallaren, Jr.     Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Richard R. Hinderlie        Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Thomas M. Hurley            Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Patricia F. Johnston        Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

James F. Lummanick          Officer                    Vice President &
                                                       Assistant General Counsel
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Thomas A. Mantone, Jr.      Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Trent E. May                Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Frederick R. (Fritz) Meyer  Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Jeffrey G. Morris           Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Laura M. Parsons            Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Pamela J. Piro              Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Gary L. Rulh                Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

John S. Segner              Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237
Terri B. Smith              Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Alan I. Watson              Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Judy P. Wiese               Officer                    Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Ronald C. Lively            Officer                    Senior Regional Vice
                                                       President
                                                       INVESCO Funds Group, Inc.
                                                       17406 Brown Road
                                                       Odessa, FL 33556

Scott E. Stapley            Officer                    Senior Regional Vice
                                                       President
                                                       INVESCO Funds Group, Inc.
                                                       1615 Arch Bay Drive
                                                       Newport Beach, CA 94660

David B. McElroy            Officer                    Regional Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Ryland K. Pruett, Jr.       Officer                    Regional Vice President
                                                       INVESCO Funds Group, Inc.
                                                       2337 Mirow Place
                                                       Charlotte, NC 28270

Thomas H. Scanlan           Officer                    Regional Vice President
                                                       INVESCO Funds Group, Inc.
                                                       12028 Edgepark Court
                                                       Potomac, MD 20854

Michael D. Legoski          Officer                    Assistant Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Stephen A. Moran            Officer                    Assistant Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Donald R. Paddack           Officer                    Assistant Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Kent T. Schmeckpeper        Officer                    Assistant Vice President
                                                       Account Relationship
                                                       Manager
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Tane' T. Tyler              Officer                    Assistant Vice President
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237

Jeraldine E. Kraus          Officer                    Assistant Secretary
                                                       INVESCO Funds Group, Inc.
                                                       7800 East Union Avenue
                                                       Denver, CO 80237


Item 28.    Principal Underwriters

            (a)   INVESCO Diversified Funds, Inc.
                  INVESCO Emerging Opportunity Funds, inc.
                  INVESCO Equity Funds, Inc.
                  INVESCO Income Funds, Inc.

                  INVESCO Growth Fund, Inc.
                  INVESCO Industrial Income Fund, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO Strategic Portfolios, Inc.
                  INVESCO Tax-Free Income Funds, inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, inc.

            (b)

Name and Principal          Positions and Offices      Positions and Offices
Business Address            with Underwriter           with Registrant
------------------          ---------------------      ---------------------

William J. Galvin, Jr.      Senior Vice President &    Assistant Secretary
7800 E. Union Avenue        Assistant Secretary
Denver, CO 80237

Ronald L. Grooms            Senior Vice President &    Treasurer, Chief
7800 E. Union Avenue        Treasurer                  Financial Officer, and
Denver, CO 80237                                       Chief Accounting Officer

Richard W. Healey           Senior Vice President
7800 E. Union Avenue
Denver, CO 80237

Dan J. Hesser               Chairman of the Board &
7800 E. Union Avenue        Director
Denver, CO 80237

Charles P. Mayer            Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne               Senior Vice President,     Secretary
7800 E. Union Avenue        Secretary & General
Denver, CO 80237            Counsel

Judy P. Wiese               Vice President &           Assistant Treasurer
7800 E. Union Avenue        Assistant Treasurer
Denver, CO 80237

Mark H. Williamson          President, Chief           President, Chief
7800 E. Union Avenue        Executive Officer &        Executive Officer &
Denver, CO 80237            Director                   Director

            (c) Not applicable.

Item 30.    Location of Accounts and Records

            Mark H. Williamson
            7800 E. Union Avenue
            Denver, CO 80237

Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings.

            (a) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            (b) The Registrant hereby undertakes that the board of directors will call a special shareholders meeting for the purpose of voting on the question of removal of a director or directors of the Company if requested to do so in writing by the holders of at least 10% of the outstanding shares of the Company, and to assist the shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 28th day of May, 1999.

                                       INVESCO Combination Stock & Bond Funds,
                                       Inc.
                                       (formerly, INVESCO Flexible Funds, Inc., formerly, INVESCO Multiple Asset Funds, Inc.)

Attest:

/s/ Glen A. Payne                      /s/ Mark H. Williamson
--------------------------             -----------------------------
Glen A. Payne, Secretary               Mark H. Williamson, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Mark H. Williamson                         */s/Lawrence H. Budner
------------------------------                 --------------------------------
Mark H. Williamson, President,                 Lawrence H. Budner, Director
Director and Chief Executive Officer
                                               */s/ John W. McIntyre
/s/ Ronald L. Grooms                           --------------------------------
------------------------------                 John W. McIntyre, Director
Ronald L. Grooms, Treasurer (Chief
Financial and Accounting Officer)              */s/ Fred A. Deering
                                               --------------------------------
                                               Fred A. Deering, Director

*/s/Victor L. Andrews                          */s/Larry Soll
------------------------------                 --------------------------------
Victor L. Andrews, Director                    Larry Soll, Director

*/s/Bob R. Baker                               */s/Kenneth T. King
------------------------------                 --------------------------------
Bob R. Baker, Director                         Kenneth T. King, Director

*/s/Charles W. Brady
--------------------------------
Charles W. Brady, Director

*/s/Wendy L. Gramm
------------------------------
Wendy L. Gramm, Director

*By                                    *By     /s/Glen A. Payne
------------------------------                 --------------------------------
      Edward F. O'Keefe                         Glen A. Payne
      Attorney in Fact                          Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on October 4, 1993, November 24, 1993, September 20, 1995, November 27, 1996 and November 24, 1997.

                                  Exhibit Index


            (1)   Articles of Incorporation (Charter).(2)

                  (a) Articles of Amendment to Articles of Incorporation filed September 10, 1998.(4)


                  (b) Articles of Amendment of Articles of Incorporation filed May 24, 1999 (filed herewith).


            (2)   Bylaws.(2)

            (3)   Not applicable.


            (4) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, IV, VI and VIII of the Articles of Incorporation and Articles I, II, V, VI, VII, VIII, IX and X of the Bylaws of the Registrant.

            (5)   (a)   Form of Investment Advisory Agreement Between Registrant
                        and INVESCO Funds Group, Inc. dated February 28,
                        1997.(3)

                  (b) Form of Sub-Advisory Agreement Between INVESCO Funds Group, Inc. and INVESCO Management & Research, Inc. dated February 28, 1997.(3)

            (6)   (a)   Form of General Distribution Agreement Between
                        Registrant and INVESCO Funds Group, Inc. dated February
                        28, 1997.(3)

                  (b) Form of General Distribution Agreement between Registrant and INVESCO Distributors, Inc. dated September 30, 1997.(3)

            (7)   (a)   Form of Defined Benefit Deferred Compensation Plan for
                        Non-Interested Directors and Trustees.(3)

                  (b) Form of Amended Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees.(4)

            (8) Form of Custody Agreement Between Registrant and State Street Bank and Trust Company dated October 20, 1993.(2)

                  (a) Form of Amendment to Custody Agreement dated October 25, 1995.(2)

                  (b)   Form of Data Access Services Addendum dated May 19,
                        1997.(3)

            (9)   (a)   Form of Transfer Agency Agreement Between Registrant and
                        INVESCO Funds Group, Inc. dated February 28, 1997.(3)

                  (b) Form of Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated February 28, 1997.(3)

            (10)  (a)   Opinion and Consent of Counsel as to the legality of the
                        securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable dated September 30, 1993. (3)

                  (b) Opinion and Consent of Counsel with respect to INVESCO Industrial Income Fund as to the legality of the securities being registered dated May 28, 1999 (filed herewith).

                  (c) Opinion and Consent of Counsel with respect to INVESCO Total Return Fund as to the legality of the securities being registered dated May 28, 1999 (filed herewith).

            (11)  Consent of Independent Accountants (filed herewith).


            (12)  None.

            (13)  Not applicable.

            (14) Copies of model plans used in the establishment of retirement plans as follows:

                  (a)   Non-standardized Profit Sharing Plan (4);

                  (b)   Non-standardized Money Purchase Pension Plan (4);

                  (c)   Standardized Profit Sharing Plan Adoption Agreement (4);

                  (d)   Standardized Money Purchase Pensions Plan (4);

                  (e)   Non-standardized 401(k) Plan Adoption Agreement (4);

                  (f)   Standardized 401(k) Paired Profit Sharing Plan (4);

                  (g)   Standardized Simplified Profit Sharing Plan (4);

                  (h)   Defined Contribution Master Plan & Trust Agreement (4).

            (15)  (a)   Form of Plan and Agreement of Distribution pursuant to
                        Rule 12b-1 under the Investment Company Act of 1940
                        dated October 20, 1993.(2)

                  (b) Form of Amendment of Plan and Agreement of Distribution pursuant to 12b-1 under the Investment Company Act of 1940 dated July 19, 1995.(3)

                  (c) Form of Amended Plan and Agreement of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated January 1, 1997.(3)

                  (d) Form of Amended Plan and Agreement of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated September 30, 1997.(3)


            (16)  (a)   Schedule for computation of performance data for INVESCO
                        Balanced Fund.(3)

                  (b) Schedule for computation of performance data for INVESCO Multi-Asset Allocation Fund.(3)


                  (c) Schedule for computation of performance data for INVESCO Industrial Income Fund.(5)

                  (d) Schedule for computation of performance data for INVESCO Total Return Fund.(6)


            (17)  (a)   Financial Data Schedule for the period ended July 31,
                        1998, for INVESCO Balanced Fund.(4)

                  (b) Financial Data Schedule for the period ended July 31, 1998, for INVESCO Multi-Asset Allocation Fund.(4)


                  (c) Financial Data Schedule for the period ended June 30, 1998 for INVESCO Industrial Income Fund.(7)

                  (d) Financial Data Schedule for the period ended July 31, 1998 for INVESCO Total Return Fund.(8)


            (18)  Not applicable.

--------------------------

(1) Previously filed on EDGAR with the Registrant's Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A on September 21, 1995, and incorporated herein by reference.

(2) Previously filed on EDGAR with Post-Effective Amendment No. 4 dated November 27, 1996 and incorporated herein by reference.

(3) Previously filed on EDGAR with Post-Effective Amendment No. 5 dated November 24, 1997 and incorporated herein by reference.

(4) Previously filed on EDGAR with Post-Effective Amendment No. 6 filed on September 29, 1998 and incorporated herein by reference.

(5) Previously filed on EDGAR with Post-Effective Amendment No. 57 to the Registration Statement of INVESCO Industrial Income Fund, Inc. on October 24, 1997 and incorporated herein by reference.

(6) Previously filed on EDGAR with Post-Effective Amendment No. 22 to the Registration Statement of INVESCO Value Trust on December 23, 1997 and incorporated herein by reference.

(7) Previously filed on EDGAR with Post Effective Amendment No. 59 to the Registration Statement of INVESCO Industrial Income Fund, Inc. on October 27, 1998 and incorporated herein by reference.


(8) Previously filed on EDGAR with Post-Effective Amendment No. 23 to the Registration Statement of INVESCO Value Trust on October 30, 1998 and incorporated herein by reference.